EXHIBIT 10.2
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                              YEON BUSINESS CENTER
                              (3330 NW YEON AVENUE)

                                 LEASE AGREEMENT

                           SCHNITZER INVESTMENT CORP.

                                   (LANDLORD)

                                       AND

                        SCHNITZER STEEL INDUSTRIES, INC.

                                    (TENANT)



                              DATED: AUGUST 7, 2003
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                                 LEASE AGREEMENT

     THIS LEASE ("Lease") dated as of the 7th day of August, 2003, is made by and between SCHNITZER INVESTMENT CORP., an Oregon corporation ("Landlord"), and SCHNITZER STEEL INDUSTRIES, INC., an Oregon corporation ("Tenant").

                             ARTICLE I DEFINITIONS

     1.1 DEFINED TERMS. The following terms shall have the meanings specified in this Section, unless otherwise specifically provided. Other terms may be defined in other parts of the Lease.

         (a) Landlord:               SCHNITZER INVESTMENT CORP.

         (b) Landlord's Address:     c/o Schnitzer Northwest, LLC
                                     5800 Meadow Road, Suite 200
                                     Lake Oswego, OR 97035
                                     Telephone: (503) 598-1842
                                     Facsimile: (503) 598-1843

             With a Copy to:         Ball Janik LLP
                                     101 SW Main Street, Suite 1100
                                     Portland, Oregon 97204
                                     Attn:  Barbara W. Radler
                                     Telephone:  (503) 228-2525
                                     Facsimile:  (503) 295-1058

         (c) Landlord's Address      Schnitzer Investment Corp.
             for payment of Rent     PO Box 4000
                                     M/S 78
                                     Portland, OR 97208

         (d) Tenant:                 SCHNITZER STEEL INDUSTRIES, INC.

         (e) Tenant's Address:       3200 NW Yeon Avenue
                                     PO Box 10047
                                     Portland, OR  97296-0047
                                     Attn:  Kelly E. Lang

         (f) Tenant's Use:           General office use, information services,
                                     and related, incidental uses

         (g) Project:                Yeon Business Center, including all
                                     buildings and Common Areas thereon and
                                     related thereto, as depicted on the Project
                                     Site Plan attached as Exhibit A.

         (h) Building:               That certain building designated as
                                     Building 3 on the Project Site Plan
                                     attached hereto as Exhibit A with a
                                     rentable area of approximately 16,852
                                     square feet, and with a street address of 3330 NW Yeon Avenue, Portland, Oregon.

         (i) Premises:               Approximately 5,043 rentable square feet on
                                     the second floor of the Building as
                                     depicted on the attached Exhibit B.

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         (j) Term:                   Commencing on the commencement date of the
                                     Lease Agreement between Landlord and Tenant pertaining to premises in the 3200 NW Yeon Building dated as of the same date of this Lease (the "Commencement Date"), and expiring on the last day of the month during the month that is ten (10) years after the Commencement Date.

         (k) Base Rent:

             MONTHS        RENT PRSF (ANNUAL)         MONTHLY INSTALLMENTS

              1-12             $16.00                       $6,724.00
              13-24            $16.40                       $6,892.10
              25-36            $16.81                       $7,064.40
              37-48            $17.23                       $7,240.91
              49-60            $17.66                       $7,421.62
              61-72            $18.10                       $7,606.53
              73-84            $18.55                       $7,795.64
              85-96            $19.01                       $7,988.95
             97-108            $19.49                       $8,190.67
             109-120           $19.98                       $8,396.60

         (l) Base Year:                                 2004

         (m) Prepaid Rent:                              $0.00

         (n) Security Deposit:                          $0.00

         (o) Tenant's Share of Building:                29.93%

         (p) Tenant's Share of Project:                 1.88%

         (q) Surface Parking Spaces: 14 uncovered unreserved surface parking spaces in the Project shall be provided in the parking area adjacent to the Building for the non-exclusive use of Tenant, its employees and visitors, subject to reduction due to governmental regulation.

         (r) Exhibits:               Exhibit A:  Project Site Plan
                                     Exhibit B:  Floor Plan
                                     Exhibit C:  Lease Confirmation
                                     Exhibit D:  Estoppel Certificate
                                     Exhibit E:  Rules and Regulations

                  ARTICLE II PREMISES AND COMMON AREAS LEASED

     2.1 PREMISES.

         (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the provisions of this Lease, certain premises as more fully described on the attached Exhibit B ("Premises") located within that certain building ("Building") owned by Landlord and which is a portion of the "Project" identified in Section 1.1(g). The Site Plan for the Project attached hereto as Exhibit A is attached for location reference purposes only and shall not constitute a representation or warranty by Landlord to be the final plan of the Project, or to require Landlord to build any improvements, or to otherwise comply with the site plan or require Landlord to lease space to a particular tenant or type of tenant.

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         (b) The rentable areas of the Premises and of the Building specified in
Section 1.1 are approximate. Tenant is satisfied with such approximations and with Landlord's measurement of the rentable areas of the Premises and of the Building. Tenant acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent, property manager or broker of Landlord has made any representation or warranty with respect to the Premises, the Building, the Common Areas or the Project or their suitability for the conduct of Tenant' s business, and that except only for any improvements that Landlord has expressly agreed herein to construct and install, the Premises is leased in its "As-Is" condition existing at the time of execution of this Lease.

     2.2 COMMON AREAS. In addition to the Premises, Tenant shall have the non-exclusive right to use in common with other tenants and/or occupants of the Project, the following areas appurtenant to the Building: parking areas and facilities, roadways, sidewalks, walkways, parkways, plazas, levees, driveways and landscaped areas and similar areas and facilities situated within the exterior areas of the Project and not otherwise designated for the exclusive or restricted use by Landlord and/or individual tenants of other buildings located within the Project (collectively, "Common Areas"). Common Areas also include the Building lobby, and shared entryways, restrooms, corridors, stairways, and elevators, as modified from time to time. Tenant's right to utilize the Common Areas shall at all times be subject to Landlord's reserved rights therein as described in Section 17.5 hereof, the Rules and Regulations referred to in
Section 17.15 hereof, all encumbrances, easements, ground leases, and covenants, conditions and restrictions ("CC&Rs") now affecting or encumbering the Project and all encumbrances, easements, ground leases, and CC&R's affecting or encumbering the Project in the future, to the extent they do not materially and adversely affect Tenant's rights to use the Common Areas under this Lease.

                            ARTICLE III IMPROVEMENTS

     3.1 CONSTRUCTION OF PREMISES.

         (a) TENANT IMPROVEMENTS. Landlord or Landlord's space planner or architect, in cooperation with Tenant and its consultants, shall prepare plans and specifications for improvements (the "Tenant Improvements") to the Premises (the "Tenant Improvement Plans") which shall be subject to the approval of Landlord and Tenant, which approval shall not be unreasonably withheld. After the Tenant Improvement Plans have been prepared and approved by the parties, final pricing has been approved by Landlord and Tenant and building permits have been issued (if any), Landlord shall cause the Tenant Improvements to be constructed in accordance with the Tenant Improvement Plans. After final approval of the Tenant Improvement Plans, no changes to the Tenant Improvement Plans shall be made except with the approval of both Landlord and Tenant. Landlord shall cause the Tenant Improvements to be completed in a good and workmanlike manner and in compliance with the building permit issued therefor (if any) by the City of Portland. Landlord shall work diligently and in good faith to complete the Tenant Improvements within one year following the Commencement Date. Upon substantial completion of the Tenant Improvements in the Premises, Landlord's architect shall measure the number of rentable square feet in the Premises (using the American National Standard Method of Measuring Floor Area in Office Buildings, ANSI-BOMA Z65.1-1996, published by the Building Owners and Managers Association International). The resulting number shall be the number of rentable square feet in the Premises for all purposes of the Lease. If the resulting number differs from 5,043 rentable square feet, then Base Rent, Tenant's Share of the Building, Tenant's Share of the Project, and Tenant's Share of the Operating Expense Increase shall be adjusted accordingly.

         (b) PAYMENT OF TENANT IMPROVEMENTS COSTS. Landlord will pay up to the sum of $50,430.00 (the "Improvement Allowance") ($10.00 per rentable square foot of the Premises) toward the Tenant Improvements pursuant to the Tenant Improvement Plans, which costs shall include all costs, fees, and expenses incurred by Landlord in connection with the planning, design, installation, labor, materials and construction of the Tenant Improvements (collectively "Tenant Improvement Costs"). Any costs for the Tenant Improvements in excess of the Improvement Allowance shall be paid by Tenant within 15 days after Landlord's billing therefor. Tenant will, at its sole cost and expense, pay for any improvements to the Premises not expressly included in the Tenant Improvement Plans and shall arrange for the installation of all Tenant's furniture, fixtures and equipment associated with its business. Costs associated with Tenant's equipment, layout, design and construction coordination are also the sole responsibility of Tenant.

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     3.2 CONTINUANCE OF CURRENT LEASE DURING CONSTRUCTION OF TENANT
IMPROVEMENTS. Tenant currently leases the Premises pursuant to (a) a Lease Agreement dated February 18, 1997, as amended by a First Amendment of Lease dated February 22, 2002; (b) a Lease Agreement dated March 24, 1980, as amended by an Extension of Lease dated April 19, 1985, an Amendment to Lease dated June 4, 1987, a Second Extension of Lease dated April 15, 1988, a Third Extension of Lease dated September 1, 1988, a Second Amendment of Lease dated April 1, 1991, a Fourth Extension of Lease dated August 27, 1993, a Third Amendment of Lease dated May 29, 1996, a Fourth Amendment of Lease dated March 31, 1997, a Fifth Extension of Lease dated August 21, 1998, and a Sixth Extension of Lease dated February 22, 2002; (c) a Lease Agreement dated July 19, 2002; and (d) an Office Lease dated March 1, 1995, as amended by an Amendment of Lease dated March 31, 1997, an Extension of Lease dated August 21, 1998, and a Second Extension of Lease dated February 22, 2002 (collectively, the "Current Lease"). The Current Lease shall continue in full force and effect until the Commencement Date of this Lease. Effective immediately prior to the Commencement Date of this Lease (the "Termination Date"), the Current Lease shall terminate and all rights and obligations of Landlord and Tenant under the Current Lease shall terminate except for rights and obligations accrued as of the Termination Date pertaining to events occurring on or prior to the Termination Date.

                                ARTICLE IV TERM

     4.1 INITIAL TERM. The Term shall commence on the Commencement Date, as set forth in Section 1.1(j). The Term shall expire upon the date set forth in
Section 1.1(j), unless sooner terminated as hereinafter provided.

     4.2 NOTICE OF COMMENCEMENT DATE. Landlord shall use good faith efforts to inform Tenant of the estimated date of substantial completion at least five (5) days prior to such date. Upon ascertaining the date of substantial completion and the Commencement Date, Landlord shall deliver to Tenant a written confirmation in the form attached hereto as Exhibit C ("Lease Confirmation") of said dates of substantial completion and the Commencement Date. The Lease Confirmation shall be binding upon Tenant unless Tenant objects to the notice in writing delivered to Landlord within five (5) days of Tenant's receipt of said Lease Confirmation.

     4.3 OPTION TO EXTEND.

         (a) Subject to and upon the terms and conditions set forth below, Tenant will have one option to extend the term of this Lease for one additional successive period of five years (the "Renewal Term").

         (b) Tenant's option to extend the Term must be exercised by written notice given to Landlord (the "Renewal Notice") no less than 365 days prior to the end of the Initial Term.

         (c) Tenant shall not be permitted to extend the Term of this Lease if there exists any uncured Event of Default by Tenant as of the date of the Renewal Notice.

         (d) The Renewal Term will be on the same terms and conditions as this Lease except for the amount of monthly Base Rent. During the Renewal Term, Tenant shall pay as monthly Base Rent an amount equal to the greater of (a) the Base Rent and Additional Rent payable by Tenant immediately prior to the commencement of the Renewal Term or (b) Market Rent for the Premises for the Renewal Term. Market Rent during the Renewal Term shall be equal to rents typically payable for the five year Renewal Term for comparable space by tenants of buildings of comparable quality in the vicinity of the Premises, taking into account the base year for the Renewal Term as described in Section 4.3(f) below. Landlord and Tenant agree that once Tenant has timely delivered its Renewal Notice, both parties will be responsible for their respective rights and obligations under this Lease for the Renewal Term, regardless of the outcome of the Base Rent determination. The word "Term" shall be used throughout this Lease to include both the Initial Term and the Renewal Term, if applicable.

         (e) The Market Rent for the Renewal Term will be determined as follows:

             (i) If Tenant properly exercises its option to extend the Term for the Renewal Term, Landlord and Tenant shall attempt to agree as to the Market Rent at least 270 days prior to the expiration of the

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Initial Term. If Landlord and Tenant do not agree as to the Market Rent by such date, then no later than 210 days prior to the expiration of the Initial Term, each shall designate a real estate broker having at least ten (10) years' experience in leasing space comparable to the Premises in the Portland metropolitan area or an MAI-certified appraiser having at least five (5) years' experience in the appraisal of lease rates of office space in the Portland metropolitan area. The two representatives so appointed shall determine the Market Rent for the Premises for the Renewal Term and each shall submit a copy of his or her determination of such Market Rent, along with supporting documentation, to Landlord and Tenant in writing, not less than 150 days prior to the expiration of the Initial Term. In the event a party fails to designate a representative at least 210 days prior to the expiration of the Initial Term, the determination of Market Rent by the representative designated by the other party shall be binding upon the parties for purposes of this Section 4.3(e). In the event a representative fails to submit the required written determination of Market Rent at least 150 days prior to the expiration of the Initial Term, the determination of the Market Rent by the other representative shall be binding upon the parties for the purposes of this Section 4.3(e).

             (ii) If the determination of the Market Rent given by the two representatives so appointed shall differ by less than ten percent (10%) of the greater of such two representatives' determinations, then the Market Rent shall be deemed to be the average of such two Market Rent determinations. In the event such determinations differ by ten percent (10%) or more of the greater of such two representatives' determinations, then Landlord and Tenant shall attempt to agree on the Market Rent. If the parties are unable to reach agreement at least 90 days before the expiration of the Initial Term, the two representatives originally designated shall designate a third representative, who shall meet the qualifications set forth in Section 4.3(e)(i) and who shall be the arbitrator. If the two representatives are unable to agree on an arbitrator, then either of the parties to this Lease, after giving not less than five days' prior notice to the other party, may apply to the presiding judge of the Multnomah County Circuit Court for the selection, as soon as is reasonably practicable, of an arbitrator who meets the foregoing qualifications.

             (iii) The arbitrator shall, by not later than 30 days prior to the expiration of the Initial Term, select the more reasonable of the two Market Rent determinations submitted by the first two representatives. The determination of Market Rent set forth in the written submission selected by the arbitrator shall be binding upon the parties for purposes of this Section 4.3(e).

             (iv) Landlord and Tenant shall each pay all costs of the representative selected by it pursuant to Section 4.3(e)(i). Landlord and Tenant shall share equally the cost of any arbitrator designated pursuant to Section 4.3(e)(ii).

             (v) In the event the Market Rent for the Renewal Term has not been determined by the arbitrator pursuant to the above procedure as of the commencement of the Renewal Term, Tenant shall continue to pay monthly installments of Base Rent based upon the Base Rent in effect as of the expiration of the Initial Term and, within ten (10) days after the Market Rent has been determined by the arbitrator, Tenant shall pay to Landlord the difference between (A) the total amount that should have been paid by Tenant as Base Rent with respect to the period from the commencement of the Renewal Term to the date of Tenant's payment (based on the arbitrator's determination), and
(B) the total amount actually paid by Tenant with respect to such period.

         (f) If Tenant extends the Term of this Lease as set forth above, the "Base Year" for determining Tenant's obligation for the Operating Expense Increase will be adjusted to the last full calendar year of the Initial Term.

                                 ARTICLE V RENT

     5.1 BASE RENT. The Base Rent ("Base Rent") shall be as set forth in Section 1.1(k). The Base Rent shall be paid in advance on the first day of each and every month during the Term to Landlord at the address set forth in Section 1.1(c) hereof or at such other place as Landlord may direct in writing, without any prior notice or demand therefor and without any abatement, deduction, offset or setoff whatsoever. If the Term commences on any day other than the first day of a calendar month and/or ends on any day other than the last day of a calendar month,

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Base Rent for the fraction(s) of a month at the commencement and/or upon the expiration of the Term shall be prorated based upon the actual number of days in such fractional month(s).

     5.2 ADDITIONAL RENT. In addition to Base Rent, Tenant shall pay to Landlord all sums of money or other charges required to be paid by the Tenant under this Lease (other than Base Rent), including but not limited to Tenant's Share of Operating Expense Increase (as defined in Article VI hereof) (all such sums being herein deemed "Additional Rent"), and whether or not the same are designated "Additional Rent" the same shall be payable in lawful money of the United States of America without deduction, set-off or abatement whatsoever. Any Additional Rent provided for in this Lease shall become due with the next monthly installment of Base Rent unless otherwise provided. The term "Rent", as used in this Lease, shall refer collectively to "Base Rent" and "Additional Rent."

     5.3 LATE PAYMENT. If any payment of Rent is not received by Landlord within five (5) days after the same is due, Tenant shall pay to Landlord a late payment charge equal to three percent (3%) of the amount of such delinquent payment of Rent in addition to the installment of Rent then owing, regardless of whether or not a notice of default has been given by Landlord. In addition, Tenant shall pay interest on such late payment and late charge from the due date of the late payment at an interest rate equal to the higher of: (a) twelve percent (12%) or
(b) the prevailing prime (reference) rate as published by Bank of America (or any successor bank) at its Seattle main branch office, or any successor rate of interest, plus three (3) percentage points, but in no event higher than the maximum rate permitted by applicable law (hereafter the "Default Rate"), until such amounts are paid. Landlord and Tenant recognize that the damages which Landlord will suffer as a result of Tenant's failure to timely pay Rent are difficult or impracticable to ascertain, and agree that said interest and late charge are a reasonable approximation of the damages which Landlord will suffer in the event of Tenant' s late payment. This provision shall not relieve Tenant from payment of Rent at the time and in the manner herein specified. Acceptance by Landlord of any such interest and late charge shall not constitute a waiver of Tenant's default with respect to said overdue amount, nor shall it prevent Landlord from exercising any other rights or remedies available to Landlord.

     5.4 SECURITY DEPOSIT. Intentionally deleted.

                     ARTICLE VI ADDITIONAL RENT AND CHARGES

     6.1 OPERATING EXPENSES. In addition to Base Rent and other sums payable by Tenant under this Lease, Tenant shall pay to Landlord, as Additional Rent, Tenant's Share of the Operating Expense Increase (as such term is defined below). The "Operating Expense Increase" is defined as the amount by which the Operating Expenses of the Project in each calendar year, beginning with calendar year 2005, exceed the Operating Expenses of the Project for the Base Year. For the Initial Term of this Lease, the Base Year is calendar year 2004.

         (a) ESTIMATED EXPENSES.

             (i) Upon the Commencement Date, and thereafter prior to the commencement of each calendar year occurring wholly or partially within the Term or as soon as practical thereafter, Landlord shall estimate the annual Operating Expense Increase payable by Tenant pursuant to this provision, and Tenant shall pay to Landlord on the first day of each month in advance, one-twelfth (1/12th) of Tenant's Share of the estimated Operating Expense Increase. Landlord's estimate will be reasonable and based on standard real estate accounting practices consistently and fairly applied. If Tenant requests, Landlord will provide Tenant with reasonably detailed documentation to support Landlord's estimate. In the event that during any calendar year of the Term, Landlord reasonably determines that the actual Operating Expense Increase for such year will exceed the estimated Operating Expense Increase, Landlord may revise such estimate by written notice to Tenant, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of the revised estimate, an amount equal to the difference between the initial monthly estimate and the revised monthly estimate multiplied by the number of months expired during such calendar year and shall also pay an amount equal to the revised monthly estimate for the month of such payment. Subsequent installments shall be payable concurrently with the regular monthly Base Rent due for the balance of the calendar year and shall continue until the next calendar year's estimate is rendered or Landlord next revises its estimate of the Operating Expense Increase, whichever occurs sooner.

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             (ii) Within one hundred twenty (120) days following the end of each year or a reasonable time thereafter, Landlord shall provide Tenant with a written statement (the "Statement") of the actual total Operating Expenses for such year, showing in reasonable detail (A) the actual Operating Expenses for the calendar year, broken down by component expenses, such as repairs, administration, utilities, janitorial, and Real Property Taxes; (B) the Base
Year Operating Expenses; (C) the Operating Expense Increase for the calendar year; (D) the amount of Tenant's Share of the Operating Expense Increase; (E) the amount actually paid by Tenant during the calendar year toward the Operating Expense Increase; (F) the amount Tenant owes toward the Operating Expense Increase or the amount Landlord owes as a refund, and (G) the "gross-up" information required by Section 6.1(a)(iii) of this Lease. If Tenant has overpaid the amount of the Operating Expense Increase owing pursuant to this provision, Landlord shall, provided Tenant is not then in default hereunder beyond any applicable cure period, return to Tenant the amount of such overpayment within thirty (30) days after Landlord's itemized Statement is delivered to Tenant. If Tenant has underpaid the amount of the Operating Expense Increase owing pursuant to this provision, Tenant shall pay the total amount of such deficiency to Landlord as Additional Rent with the next payment of Base
Rent due under this Lease following delivery of written notice of said deficiency from Landlord to Tenant.

             (iii) In the event the average occupancy level of the Building or Project, as the case may be, for any calendar year was or is not one hundred percent (100%) of full occupancy, then the estimated Operating Expenses and actual Operating Expenses for such year shall be proportionately adjusted by Landlord to reflect those costs which would have occurred had the Building and/or Project, as the case may be, been one hundred percent (100%) occupied during such year. Such adjustment shall be based on Landlord's reasonable estimate consistently and fairly applied using standard real estate practices in the Portland, Oregon metropolitan area.

             (iv) Landlord shall keep its books of account and records concerning Operating Expenses in compliance with generally accepted standard real estate practices and retain the same for two (2) years after the calendar year for which they were prepared. Unless Tenant objects in writing regarding specific discrepancies in the Operating Expense calculations for any calendar year within 270 days after receipt of Landlord's final calculations for such calendar year, Tenant shall be deemed to have approved the same and to have waived the right to object to such calculations. Tenant, upon at least ten (10) days' advance written notice to Landlord and during business hours, may examine any invoices, receipts, canceled checks, vouchers or other records used to support the figures shown on the Statement, provided, however, that Tenant shall be entitled to such an examination only once in each calendar year and such examination shall only be of the Operating Expenses for the calendar year shown on the Statement. Tenant may only audit a specific calendar year once. Landlord may condition such review upon Tenant's (and its auditor's) execution of a reasonable form of confidentiality agreement. Except as provided in Section 6.1(a)(v) below, all costs of the review shall be borne by Tenant. If Tenant examines or audits Landlord's books and records under Section 6.1(a)(iv) or
Section 6.1(a)(v)more than twice during the Term, Tenant shall reimburse all costs, fees, and expenses incurred by Landlord and its property manager in connection with the examination or audit, including, without limitation, photocopy charges, and administration fees for the time spent in connection with the audit or examination. All audits and examinations conducted by Tenant shall be conducted by an independent auditor with at least five years experience with standard real estate accounting practices in the Portland, Oregon area and such auditor shall not be compensated on a contingency fee basis.

             (v) Each Statement given by Landlord pursuant to this Section shall be conclusive and binding upon Tenant unless within 270 days after the receipt of such Statement Tenant shall notify Landlord that it disputes the correctness of the Statement, specifying the particular respects in which the Statement is claimed to be incorrect. If such disputes shall not have been settled by agreement, Tenant, at Tenant's expense, and after giving Landlord reasonable advance notice, may cause an examination or audit to be made of Landlord's books and records relating to such Statement by a certified public accountant, subject to the limitations set forth in Section 6.1(a)(iv). If the examination or audit discloses an error in the billings to Tenant, Tenant shall promptly pay the underpayment. If Landlord does not dispute the results of the audit, Landlord shall promptly pay to Tenant the overpayment, and if there has been an overpayment of greater than five percent (5%) of the amount of estimated Operating Expenses for the year in question, Landlord shall reimburse Tenant for the reasonable cost of the examination or audit. If Landlord disputes the results of the audit, Landlord and Tenant shall engage an independent

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certified public accountant (the "CPA") who shall resolve the dispute by choosing the results of Tenant's audit or Landlord's position. If the CPA agrees with Tenant, Landlord shall pay the fees of the CPA. If the CPA agrees with Landlord, Tenant shall pay the fees of the CPA.

         (b) DEFINED TERMS.

             (i) OPERATING EXPENSES INCLUSIONS. For purposes of this Lease, "Operating Expenses" means an amount equivalent to the total of all expenses and costs incurred in connection with the ownership, operation, management, maintenance, repair and replacement of the Project, the Building and the Common Areas, including, but in no way limited to, the following:

                 A. The costs of operating, maintaining, repairing and replacing the Project, the Building and the Common Areas, including but not limited to: gardening and landscaping; painting; lighting; sanitary control; personal property taxes; public liability insurance and property damage insurance; utilities for Common Areas; licenses and fees for Common Area facilities; sweeping; removal of snow and ice, trash, rubbish, garbage and other refuse; repairing, restriping and resurfacing of parking area; and maintenance of and property taxes on personal property, machinery and equipment used in Common Area maintenance.

                 B. All Real Property Taxes (as defined below) assessed against the Project, the Building and/or the Common Areas, as applicable, including land, building(s) (including the Building) and improvements thereon or thereto.

                 C. All premiums for liability, terrorism, fire, extended coverage and other insurance the Landlord reasonably deems necessary and keeps in force on or with respect to the Project, the Building of which the Premises are a part and/or the Common Areas, as the case may be, and commercially reasonable deductibles payable in connection therewith.

                 D. The cost of operating, maintaining, repairing and replacing any electrical, mechanical, automatic fire sprinkler and other utilities systems serving the Premises which serve the Premises in common with the entire Building.

                 E. The cost of maintenance, repair and replacement of the structural and non-structural portions of the roof, roof membrane, exterior walls, foundation, and other exterior portions of the Project and Building, and reasonable reserves for the same.

                 F. Reasonable property management charges together with the costs incurred in the operation of a management office relating to the Project, including, but not limited to the cost of rent and utilities with respect thereto not to exceed the amount charged by an owner or an independent management company of comparable quality and experience.

                 G. Annual amortization of capital improvements (x) made subsequent to the Commencement Date which are designed with a reasonable probability of improving the operating efficiency of the Project, or some part thereof, or (y) which are reasonably required under any amendment to any applicable law, any new law, or any new interpretation (as hereinafter defined) which amendment, law, or new interpretation is adopted or arose after the Commencement Date of this Lease, or (z) made subsequent to the Commencement Date and which are repairs or replacements of initial improvements. For the purposes of this Lease, a "new interpretation" shall mean any interpretation, enforcement or application occurring after the Commencement Date of a law enacted prior to the Commencement Date, which interpretation, enforcement or application imposes requirements with respect to the Project or Building that were not at the time of Landlord's execution of this Lease, applicable to the Project or Building. Annual amortization shall be determined by dividing the applicable capital expenditure over the useful life of such capital expenditure (as determined by GAAP) at an interest rate equal to the Prime Rate of Wells Fargo Bank plus two percent (2%).

                 H. Any other costs levied, assessed or imposed by or at the direction of, or resulting from statutes or regulations or interpretations thereof promulgated by any federal or governmental authority in connection with the use or occupancy of the Project.

                 I. Assessments made on or with respect to the Project made pursuant to any CC&Rs, Local Improvement District conditions and/or owner's associations affecting the Project, or any portion thereof.

                 J. Compensation (including wages and employer paid benefits and taxes ) of employees and contractors engaged in the operation and maintenance of the Project, and/or Building.

             (ii) OPERATING EXPENSE EXCLUSIONS. Notwithstanding the foregoing, Operating Expenses to be reimbursed by Tenant shall not include:

                 A. Expenses which are separately metered or calculated for the Premises or other leased area of the Project or the Building, as the case may be, which expenses shall be billed separately to Tenant or such other tenant(s), as applicable.

                 B. Costs incurred in connection with the initial construction or design of the Building or to correct defects in the original construction or design of the Building.

                 C. Depreciation.

                 D. Costs, fines or penalties incurred due to violation by Landlord of any applicable law.

                 E. Expenses incurred by Landlord in respect of individual tenants and/or the improvement or renovation of tenants' leasehold improvements, including leasing commissions, attorneys' fees arising from lease disputes arising out of a tenant's failure to pay rent under its lease and other specific costs incurred for the account of, separately billed to and paid by specific tenants.

                 F. Repairs or replacements to the extent that the cost of the same is recoverable by the Landlord pursuant to original construction warranties.

                 G. Interest on debt or capital retirement of debt, and costs of capital improvements except as expressly provided above.

                 H. Legal fees and disbursements relating to the entity that owns the Project.

                 I. Costs incurred due to the gross negligence of Landlord or breach by Landlord of its obligations under any lease.

                 J. Fines or penalties incurred due to violation by Landlord of any applicable law.

                 K. Costs incurred because Landlord breached the terms of any lease.

                 L. Overhead and profit paid to subsidiaries or affiliates of Landlord for management or other services on or to the Project or for supplies or other materials, to the extent that the costs of the services, supplies or materials exceed the amount customarily charged by an independent entity for similar services, supplies or materials of same or better quality.

                 M. Compensation paid to clerks, attendants and other persons in commercial concessions operated by Landlord.

                 N. Advertising and promotional expenditures (except for Project identification and directional signage).

                 O. Repairs or other work needed because of fire, windstorm or other casualty or cause insured against by Landlord to the extent Landlord receives insurance proceeds therefor.

                 P. Costs of sculpture, paintings or other art.

                 Q. Legal fees, costs, and disbursements relating to (i) disputes with tenants, (ii) enforcing any leases, or (iii) the defense of Landlord's title to, or interest in, the Buildings or Project.

                 R. Costs incurred due to the intentional misconduct or intentional breach by Landlord of its obligations under any lease.

                 S. Landlord's general corporate overhead and administrative expenses.

     Additional Rent payable by Tenant which would not otherwise be due until after the date of the expiration or earlier termination of the Lease shall, if the exact amount is uncertain at the time this Lease expires or terminates, be paid by Tenant to Landlord upon such expiration or termination in an amount to be reasonably determined by Landlord, with an adjustment to be made once the exact amount is known.

                 T. Costs of capital improvements and replacements except as permitted under Section 6.1(b)(i)(G).

             (iii) TENANT'S SHARE. For purposes of this Lease, "Tenant 's Share" means the percentage, as set forth in Section 1.1(o) or Section 1.1(p), as appropriate, and obtained by dividing the rentable area of the Premises by the aggregate rentable area of all premises available for lease, whether leased or not, in the Building or the Project, as applicable with respect to any specific Operating Expense, subject to adjustment in the event of changes in rentable area of the Project, Building and/or Premises. Notwithstanding the above, Landlord shall have the right, but not the obligation, to equitably adjust Tenant's Share of any specific Operating Expense so as to render such expense payable proportionately by those tenants benefited by the same or otherwise in order to appropriately allocate such Operating Expense to cover the area covered by such Operating Expense.

             (iv) REAL PROPERTY TAXES. For purposes of this Lease, "Real Property Taxes" shall consist of all real estate taxes and all other taxes relating to the Building, the Project, the Common Areas and/or the Project, as applicable, all other taxes which may be levied in lieu of real estate taxes, all assessments, local improvement districts, assessment bonds, levies, fees and other governmental charges, including, but not limited to, charges for traffic facilities and improvements, water service studies, and improvements or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits, or any other purpose, which are assessed, levied, confirmed, imposed or become a lien upon the Building or any portion of the Project, and/or the Common Areas, or become payable during the Term (or which become payable after the expiration or earlier termination hereof and are attributable in whole or in part to any period during the Term hereof), together with all costs and expenses incurred by Landlord in successfully contesting, resisting or appealing any such taxes, rates, duties, levies or assessments. Any special assessments which may be paid in installments shall be deemed paid over the longest period allowable by law and only the installment due in any calendar year shall be included in Real Property Taxes. "Real Property Taxes" shall exclude any franchise, estate, inheritance or succession transfer tax of Landlord, or any federal or state income, profits or revenue tax or charge upon the net income of Landlord from all sources; provided, however, that if at any time during the Term there is levied or assessed against Landlord a federal, state or local tax or excise tax on rent, or any other tax however described on account of rent or gross receipts or any portion thereof, Tenant shall pay one hundred percent (100%) of the Tenant's Share of any said tax or excise applicable to Tenant's Rent as Additional Rent.

         (c) POLICY STATEMENT. The purpose of this Section 6.1 is to fairly reimburse Landlord for the increased costs of those Operating Expenses for operating, maintaining, repairing, and managing the Buildings which benefit all of the Buildings' tenants. The reimbursement is not intended to provide an additional source of profit to Landlord. Accordingly, the purpose described above and the following principles are a statement of the parties' intent regarding Section 6.1:

             (i) Landlord will operate, maintain, repair, and manage the Building in a manner of at least the quality as other comparable buildings in Portland, Oregon.

             (ii) Landlord shall perform its obligation set forth in Section 6.1 in a cost-effective manner.

             (iii) The Operating Expenses shall be fairly and accurately calculated by Landlord.

             (iv) Examples of fair calculations include the exclusions in
Section 6.1(b)(ii), and not charging for the same service in two different categories (such as an in-house manager and a management fee).

     6.2 ADJUSTMENTS.

         (a) CREDITS/REIMBURSEMENTS. Operating Expenses shall be reduced by reimbursements, credits, discounts, reductions, or other allowances received by Landlord for items of cost included in Operating Expenses.

         (b) TAX REFUND. If Landlord receives a refund of any portion of Real Property Taxes that were included in the Operating Expenses actually paid by Tenant as an increase over the Real Property taxes for the Base Year, then Landlord shall reimburse Tenant Tenant's Share of the refunded taxes to the extent actually paid by Tenant, less any expenses that Landlord reasonably incurred to obtain the refund.

         (c) PRORATIONS. If this Lease (or an extended term hereof) begins or ends on a day other than the last day of a calendar year, Tenant's obligation to pay Tenant's Share of the Operating Expense Increase for that calendar year shall be prorated by multiplying Tenant's Share of that Operating Expense Increase by a fraction expressed as a percentage, the numerator of which is the number of days of the calendar year included within the Term of this Lease and the denominator of which is 365.

     6.3 TENANT'S PERSONAL PROPERTY TAXES. Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other real or personal property placed or installed in and upon the Premises by Tenant. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such real or personal property or trade fixtures of Tenant, and if Landlord pays the taxes based upon such increased assessment, Tenant shall, upon demand, repay to Landlord the taxes so levied or the portion of such taxes resulting from such increase in the assessment.

                             ARTICLE VII INSURANCE

     7.1 LANDLORD'S INSURANCE. During the Term, Landlord shall procure and maintain in full force and effect with respect to the Building (i) a policy or policies of standard "all-risk" fire insurance with extended coverage against damage and destruction by fire, vandalism, and all other "all risk" perils. The amount of such insurance shall be equal to the full replacement value of the Building, as the value may exist from time to time (including, to the extent required, sprinkler leakage, vandalism and malicious mischief coverage, and any other endorsements required by the holder of any fee or leasehold mortgage and earthquake, flood and terrorism insurance to the extent Landlord reasonably deems prudent and/or to the extent required by any mortgagee); and (ii) a policy of commercial general liability insurance, in the form and content acceptable to Landlord, insuring Landlord's activities with respect to the Premises, the Common Areas and the Project for loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises, Common Areas or Project. If the annual premiums charged Landlord for such casualty and/or liability insurance exceed the standard premium rates because the nature of Tenant's operations results in increased exposure, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increased amount. Landlord shall have the right, at its option, to keep and maintain in full force and effect during the Term such other insurance in such amounts and on such terms as Landlord and/or any mortgagees or the beneficiary of any first trust deed against the Building, or the portion of the Project, may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent Landlord would protect itself, including but not limited to rental abatement, rental interruption, earthquake, flood and terrorism insurance.

     7.2 TENANT'S PUBLIC LIABILITY. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises by Tenant, a policy or policies of commercial general liability insurance, written by a reputable insurance company authorized to do business in the State of Oregon in form and content reasonably acceptable to Landlord insuring Tenant's activities with respect to the Premises, the Common Areas and the Project for loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises in an amount of not less than Three Million Dollars ($3,000,000) combined single limit or such larger amounts as may hereafter be reasonably requested by Landlord. The policy shall insure the hazards of the Premises and Tenant's operations therein, shall include independent contractor and contractual liability coverage (covering the indemnity contained in Section 7.8 hereof) and shall (a) name Landlord, Landlord's managing agent and the Landlord's mortgagee under a mortgage or beneficiary under a deed of trust either having a lien against the Building or Project (the "Lender") as an additional insured; (b) contain a cross-liability provision and; (c) contain a provision that the insurance provided hereunder shall be primary and non-contributing with any other insurance available to Landlord.

     7.3 TENANT'S PROPERTY AND OTHER INSURANCE. Tenant shall, at its own cost and expense, keep and maintain in full force during the Term and any other period of occupancy of the Premises, a policy or policies of standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Premises, including without limitation, furniture, fittings, installations, cabling, fixtures (other than the improvements installed by Landlord), and any other personal property, in the amount of not less than one hundred percent (100%) of the full replacement costs thereof.

     7.4 FORM OF INSURANCE/CERTIFICATES.

All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies licensed in the state in which the Building is located and holding a General Policy Holder' s Rating of "A" and a financial rating of "X" or better, as set forth in the most current issues of Best's Insurance Guide. Each party shall furnish to the other, prior to the Commencement Date and thereafter within ten (10) days prior to the expiration of each such policy, a certificate of insurance (or renewal thereof) issued by the insurance carrier of each policy of insurance carried by the party pursuant hereto and, upon request by the other party, a copy of each such policy of insurance. Said certificates shall expressly provide that such policies shall not be cancelable or subject to reduction of coverage below the minimum amounts required by this Lease or required by any lender having an interest in the Building or otherwise be subject to modification except after thirty (30) days prior written notice to the parties named as insured in Section 7.2.

     7.5 TENANT'S FAILURE. If Tenant fails to maintain any insurance required in the Lease, Tenant shall be liable for any loss or cost resulting from said failure, and Landlord shall have the right to obtain such insurance on Tenant's behalf and at Tenant's sole expense. This Section 7.5 shall not be deemed to be a waiver of any of Landlord's rights and remedies under any other section of this Lease. If Landlord obtains any insurance which is the responsibility of Tenant to obtain under this Article VII, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant shall promptly remit said amount as Additional Rent to Landlord.

     7.6 WAIVER OF SUBROGATION. Any all risk policy or policies of fire, extended coverage or similar casualty insurance which either party obtains in connection with the Building, the Premises or Tenant's personal property therein shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for liability, injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the liability, injury or loss covered thereby.

     7.7 TENANT'S PROPERTIES AND FIXTURES. Tenant assumes the risk of damage to any furniture, equipment, machinery, goods, supplies or fixtures which are or remain the property of Tenant or as to which Tenant retains the right of removal from the Premises, except to the extent due to the gross negligence or willful misconduct of Landlord. Tenant shall not do or keep anything in or about the Premises (except those things Tenant presently does and keeps in connection with the uses set forth in Section 10.1) which will in any way tend to increase insurance rates paid by Landlord and maintained with respect to the Premises and/or the Project unless Tenant pays directly to Landlord the increase cost of the premiums. In no event shall Tenant carry on any activities which would invalidate any insurance coverage maintained by Landlord. If at any time Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried by Landlord with respect to the Building and/or the Project, Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant's use of the Building, a schedule issued by the organization computing the insurance rate on the Building and/or the Project showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance underwriters and/or any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended insurance for the Building and/or the Project.

     7.8 INDEMNIFICATION.

             (a) Tenant, as a material part of the consideration to be rendered to Landlord, hereby indemnifies and agrees to defend and hold Landlord, Landlord's managing agent and Lender, the Premises, and the Project harmless for, from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims, judgments or appeals arising from any injury to any person or persons or any damage to any property to the extent as a result of Tenant's or Tenants' officers, employees, agents, assignees, subtenants, concessionaires, licensees, contractors or invitees' use, maintenance, occupation, operation or control of the Premises during the Term, or resulting from any breach or default in the performance of any obligation to be performed by Tenant hereunder or for which Tenant is responsible under the terms of this Lease or pursuant to any governmental or insurance requirement, or to the extent arising from any act, neglect, fault or omission of Tenant or any of Tenant's officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees, and (ii) from and against all reasonable legal costs and charges, including reasonable attorneys' and other reasonable professional fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging the Project and/or Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Tenant, except and to the extent as may arise out of the negligence or willful misconduct of Landlord and/or its agents, officers, employees, contractors or invitees.

             (b) Landlord, as a material part of the consideration to be rendered to Tenant, hereby indemnifies and agrees to defend and hold Tenant and the Premises harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims, judgments or appeals arising from any injury to any person or persons or any damage to any property to the extent as a result of Landlord's or Landlord's employees, agents, or contractors, gross negligence or willful misconduct, or resulting from any breach or default in the performance of any obligation to be performed by Landlord hereunder or for which Landlord is responsible under the terms of the Lease or pursuant to any governmental or insurance requirement, and
(ii) from and against all reasonable legal costs and charges, including reasonable attorneys' and other reasonable professional fees, incurred in and about any of such matters and the defense of any action arising out of the same or in discharging Tenant and/or Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Landlord, except and to the extent as may arise out of the negligence or willful misconduct of Tenant and/or its officers, agents, employees, assignees, subtenants, concessionaires, licensees, contractors, or invitees.

             (c) In no event shall Landlord, its agents, employees and/or contractors be liable for any personal injury or death or property damage caused by other lessees or persons in or about the Premises, the Project and/or the Building, as the case may be, or caused by public or quasi-public work, or for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

     7.9 DAMAGE TO TENANT'S PROPERTY. Notwithstanding the provisions of Section
7.8 to the contrary, except to the extent due to the gross negligence or willful misconduct of Landlord, Landlord, its agents, employees and/or contractors shall not be liable for (i) any damage to property entrusted to employees or security officers of the Project or the Building, (ii) loss or damage to any property by theft or otherwise, or (iii) any injury or damage to persons or property resulting from fire, explosion, falling substances or materials, steam, gas, electricity, water or rain which may leak from any part of the Building, the Common Areas, or the Project or from the pipes, appliances or plumbing work therein or from the roof, street, or subsurface or from any other place or resulting from dampness or any other cause, except to the extent Landlord receives consideration for such damage or injury from a third party. Neither Landlord nor its agents, employees or contractors shall be liable for interference with light. Tenant shall give prompt notice to Landlord and appropriate emergency response officials if Tenant is or becomes aware of fire or accidents in the Building, the Common Areas or any other portion of the Project or of defects therein in the fixtures or equipment.

                      ARTICLE VIII REPAIRS AND MAINTENANCE

     8.1 LANDLORD REPAIRS AND MAINTENANCE. Subject to Landlord's right to reimbursement from Tenant pursuant to Sections 6.1 and 8.3, Landlord shall at its expense maintain in good condition and repair the Building including without limitation the foundation, roof and membrane and shall maintain in good condition the exterior of the Building, utilities, the Building systems (including HVAC, plumbing, electrical, and mechanical), common area doors, windows, and walls, and light fixtures, and the Common Areas of the Project. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement of Rent and, except for the gross negligence or willful misconduct of Landlord or its employees, no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvement in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein; provided, that Landlord, its employees, agents and contractors use reasonable efforts not to unreasonably interfere with Tenant's business in exercise of Landlord's rights or obligations hereunder. Except as may otherwise be expressly set forth herein, Tenant affirms that (a) neither Landlord nor any agent, employee or officer of Landlord has made any representation regarding the condition of the Premises, the Building, the Common Areas or the Project, and
(b) Landlord shall not be obligated to undertake any repair, alteration, remodel, improvement, painting or decorating.

     8.2 UTILITIES AND SERVICES. Subject to reimbursement pursuant to Sections
6.1 and 8.3, Landlord shall furnish or cause to be furnished to the Premises water, natural gas for hot water, electricity, sewage, heating, ventilating, air conditioning services, and janitorial services of the quality provided to office buildings of similar quality, style, and age in the Portland metropolitan area. Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, heat, electricity, power, telephone service, sewer service charges and other utilities or services charged or attributable directly to the Premises; provided, however, that if any such services or utilities shall be billed to Landlord and are not separately billed to the Premises, Tenant shall pay to Landlord as Additional Rent, an amount equal to that proportion of the total charges therefor which the rentable area of the Premises bears to the rentable area of leased area covered by such charges. Notwithstanding the above, in the event Tenant uses any heating, ventilating and air conditioning services during non-standard building hours, or if Tenant uses any utility services beyond standard office usage as reasonably determined by Landlord, Tenant shall pay the actual cost of such after-hours services or above-standard services, as the case may be, used by Tenant based on Landlord's reasonable estimate therefor. At Landlord's option, Landlord may install separate meters to measure above-standard consumption of services. Tenant shall reimburse the costs of the purchase and installation of such meters within 15 days after Landlord's billing therefor.

     8.3 TENANT REPAIRS AND MAINTENANCE. Tenant shall, at its expense, (a) keep the Premises and fixtures in good order, and keep Tenant's personal property in good order and repair; and (b) make repairs and replacements to the Premises and pay Landlord for the repairs or replacements to the Buildings if any such repairs or replacements are needed because of Tenant's misuse or primary negligence, except to the extent that a claim for such repairs or replacements is waived under Section 7.6. Upon expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in the same condition as when leased except for (i) ordinary wear and tear, (ii) damage by the elements, fire, or other casualty not required to be repaired, replaced or paid for by Tenant pursuant to this Lease, (iii) condemnation, and (iv) alterations as permitted under this Lease unless consent was conditioned on their removal.

     8.4 NON-LIABILITY OF LANDLORD. Notwithstanding anything to the contrary contained in Sections 8.1 or 8.2 above or elsewhere in this Lease, but except as expressly provided below. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent herein reserved be abated or rebated by reason of (a) the interruption or curtailment of the use of the Premises as a result of the installation of any equipment in connection with the Building or Project; or (b) any failure to furnish or delay in furnishing any services required to be provided by Landlord, unless and to the extent such failure or delay is caused by any condition created by Landlord's active gross negligence; or (c) the limitation, curtailment, rationing or restriction of the use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project. However, if, as a result of Landlord's act or omission, Landlord causes one of the events described in clause (a), (b), or (c) of this paragraph, and as a result of such event, the Premises are rendered unsuitable for Tenant's use and Tenant, in fact, does not occupy the Premises for its business operations for seven consecutive days, Base Rent shall abate beginning on the eighth consecutive day and continuing until such time as the Premises are again rendered suitable for Tenant's use.

     8.5 INSPECTION OF PREMISES. Landlord may enter the Premises to complete construction undertaken by Landlord on the Premises, to inspect, clean, improve or repair the same, to inspect the performance by Tenant of the terms and conditions hereof, show the Premises to prospective purchasers, tenants and lenders and for all other purposes as Landlord shall reasonably deem necessary or appropriate; provided, that Landlord shall use reasonable efforts not to interfere with Tenant's business in exercise of Landlord's rights hereunder. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss in, upon or about the Premises, arising from exercise by Landlord of its rights hereunder except as otherwise provided in
Article XI hereof.

     8.6 ACCESS BY TENANT. Tenant and its employees, agents, and invitees shall have access to the Premises 24 hours a day, seven days a week, subject to restrictions due to governmental regulation, casualty, and weather.

             ARTICLE IX FIXTURES, PERSONAL PROPERTY AND ALTERATIONS

     9.1 FIXTURES AND PERSONAL PROPERTY. Tenant, at Tenant's expense, may install any necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without damage to the structure of the Premises , including, but not limited to, damage to drywall, doors, door frames and floors. Landlord reserves the right to approve or disapprove of any interior improvements which are visible from outside the Premises or which violate the CC&R's on wholly aesthetic grounds, but such approval shall not be unreasonably withheld, conditioned or delayed. Such improvements must be submitted for Landlord's written approval prior to installation, or Landlord may remove or replace such items at Tenant's sole expense. Said trade fixtures, equipment, furniture and personal property shall remain Tenant's property and shall be removed by Tenant upon the expiration or earlier termination of the Lease. As a covenant which shall survive the expiration or earlier termination of the Lease, Tenant shall repair, at Tenant's sole expense, or at Landlord's election, reimburse Landlord for the cost to repair all damage caused by the installation or removal of said trade fixtures, equipment, furniture, personal property or temporary improvements. If Tenant fails to remove the foregoing items prior to or upon the expiration or earlier termination of this Lease, Landlord, at its option and without liability to Tenant for loss thereof, may keep and use them or remove any or all of them and cause them to be stored or sold in accordance with applicable law, and Tenant shall, upon demand of Landlord, pay to Landlord as Additional Rent hereunder all costs and expenses incurred by Landlord in so storing and/or selling said items. In the event any such fixtures, equipment, and/or furniture of Tenant are sold by Landlord, the proceeds of such sale shall be applied, first, to all expenses of Landlord incurred in connection with storage and sale; second, to any amounts owed by Tenant to Landlord under this Lease or otherwise, and, third, the remainder, if any, shall be paid to Tenant.

     9.2 ALTERATIONS. Tenant shall not make or allow to be made any material alterations, additions or improvements to the Premises (defined as alterations, additions or improvements costing in excess of $1,000.00 individually or in the aggregate with respect to separate items relating to the same improvement or alteration or any alterations, additions or improvements that affect the structure or exterior of the Building or any building, mechanical, electrical or life safety system), either at the inception of the Lease or subsequently during the Term, without obtaining the prior written consent of Landlord which consent may be withheld in Landlord's sole discretion with respect to any alteration, addition or improvement that affects the structure or exterior of the Building or any building, mechanical, electrical or life safety systems. Tenant shall deliver to Landlord the contractor's name, references and state license number, a certificate of liability insurance naming Landlord and Landlord' s manager and lender(s) as an additional insured, as well as full and complete plans and specifications of all such alterations, additions or improvements, and any subsequent modifications or additions to such plans and specifications, and no proposed work shall be commenced or continued by Tenant until Landlord has received and given its written approval of each of the foregoing. Landlord shall either approve or disapprove any proposed alteration, addition or improvement on or before fifteen (15) days following receipt of all of the foregoing items. Landlord does not expressly or implicitly covenant or warrant that any plans or specifications submitted by Tenant are accurate, safe or sufficient or that the same comply with any applicable laws, ordinances, building codes, or the like. Further, Tenant shall indemnify, protect, defend and hold Landlord and Landlord's agents, employees and contractors harmless for, from and against any loss, damage, liability, claims, cost or expense, including attorneys' fees and costs, incurred as a result of any defects in design, materials or workmanship resulting from Tenant's alterations, additions or improvements to the Premises. All alterations, telephone or telecommunications lines, cables, conduits and equipment and all other additions or improvements to the Premises made by Tenant shall remain the property of Tenant until termination of this Lease, at which time they shall, unless otherwise elected by Landlord by written notice to Tenant, be and become the property of Landlord. Landlord may, as a condition to approval of any such alterations, additions or improvements, require Tenant to remove any partitions, counters, railings, telephone and telecommunications lines, cables, conduits and equipment and/or other improvements installed by Tenant during the Term, and Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal. All repairs, alterations, additions and restorations by Tenant hereinafter required or permitted shall be done in a good and workmanlike manner and in compliance with the plans and specifications approved by Landlord and in compliance with all applicable laws and ordinances, building codes, bylaws, regulations and orders of any federal, state, county, municipal or other public authority and of the insurers of the Premises and as-built plans and specifications shall be provided to Landlord by Tenant upon completion of the work. If required by Landlord, and only if Tenant is not Schnitzer Steel Industries, Inc., Tenant shall secure at Tenant's own cost and expense a completion and lien indemnity bond or other adequate security, including without limitation an indemnity agreement from Tenant's parent in form and substance reasonably satisfactory to Landlord. Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket costs (including any professional fees incurred by Landlord and a reasonable administrative fee payable to Landlord's manager) for reviewing and approving or disapproving plans and specifications for any proposed alterations and observing the alterations.

     9.3 LIENS. Tenant shall promptly file and/or record, as applicable, all notices of completion provided for by law, and shall pay and discharge all claims for work or labor done, supplies furnished or services rendered at the request of Tenant or at the request of Landlord on behalf of Tenant, and shall keep the Premises and the Project free and clear of all mechanics' and materialmen's liens in connection therewith. Landlord shall have the right, and shall be given ten (10) business days written notice by Tenant prior to commencement of the work, to post or keep posted on the Premises, or in the immediate vicinity thereof, any notices of non-responsibility for any construction, alteration, or repair of the Premises by Tenant. If any such lien is filed, Tenant shall cause same to be discharged of record within ten (10) days following written notice thereof, or if Tenant disputes the correctness or validity of any claim of lien, Landlord may, in its reasonable discretion, permit Tenant to post or provide security in a form and amount acceptable to Landlord to insure that title to the Project remains free from the lien claimed. If said lien is not timely discharged Landlord may, but shall not be required to, take such action or pay such amount as may be necessary to remove such lien and Tenant shall pay to Landlord as Additional Rent any such amounts expended by

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Landlord, together with interest thereon at the Default Rate (as defined in
Section 5.3 hereof), within five (5) days after notice is received from Landlord of the amount expended by Landlord.

                     ARTICLE X USE AND COMPLIANCE WITH LAWS

     10.1 GENERAL USE AND COMPLIANCE WITH LAWS. Tenant shall use the Premises only for Tenant's business described in Section 1.1(f) above, and uses customarily incidental thereto and for no other use without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall, at Tenant's sole cost and expense, comply with applicable requirements of municipal, county, state, federal and other applicable governmental authorities now or hereafter in force pertaining to Tenant's business operations, alterations and/or specific use of the Premises and/or the Project, and shall secure any necessary permits therefore and shall faithfully observe in the use of the Premises and the Project, applicable municipal, county, state, federal and other applicable governmental entities' requirements which are now or which may hereafter be in force. Tenant, in Tenant's use and occupancy of the Premises, shall not subject or permit the Premises and/or the Project to be used in any manner which would tend to damage any portion thereof, or which would increase the cost of any insurance paid by Landlord with respect thereto. Tenant shall not do or permit anything to be done in or about the Premises, the Common Areas and/or the Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Common Areas and/or the Project or use or allow the Premises or any portion of the Project to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit a nuisance in, on or about the Premises, the Common Areas and/or the Project. Tenant shall comply with all covenants and obligations in the CC&R's which affect the use and operation of the Premises, the Common Areas and/or the Project.

     10.2 HAZARDOUS MATERIALS.

         (a) DEFINED TERMS.

             (i) "HAZARDOUS MATERIALS" means, among other things, any of the following, in any amount: (a) any petroleum or petroleum derived or derivative product, asbestos in any form, urea formaldehyde and polychlorinated biphenyls and medical wastes; (b) any radioactive substance; (c) any toxic, infectious, reactive, corrosive, ignitable or flammable chemical or chemical compound; and
(d) any chemicals, materials or substances, whether solid, liquid or gas, defined as or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "solid waste," or words of similar import in any federal, state or local statute, law, ordinance or regulation or court decisions now existing or hereafter existing as the same may be interpreted by government offices and agencies.

             (ii) "HAZARDOUS MATERIALS LAWS" means any federal, state or local statutes, laws, ordinances or regulations or court decisions now existing or hereafter existing that control, classify, regulate, list or define Hazardous Materials or require remediation of Hazardous Materials contamination.

         (b) COMPLIANCE WITH HAZARDOUS MATERIALS LAWS. Tenant will not cause any Hazardous Material to be brought upon, kept, generated or used on the Project in a manner or for a purpose prohibited by or that could result in liability under any Hazardous Materials Law; provided, however, in no event shall Tenant allow any Hazardous Material to be brought upon, kept, generated or used on the Project other than those Hazardous Materials for which Tenant has received Landlord's prior written consent (other than small quantities of cleaning or other/industrial supplies as are customarily used by a tenant in the ordinary course in a general office facility). Tenant, at its sole cost and expense, will comply with (and obtain all permits required under) all Hazardous Materials Laws, groundwater wellhead protection laws, storm water management laws, fire protection provisions, and prudent industry practice relating to the presence, storage, transportation, disposal, release or management of Hazardous Materials in, on, under or about the Project that Tenant brings upon, keeps, generates or uses on the Project (including, without limitation, but subject to this Section 10.2, immediate remediation of any Hazardous Materials in, on, under or about the Project that Tenant brings upon, keeps, generates or uses on the Project in compliance with Hazardous Materials Laws) and in no event shall Tenant allow any liens or encumbrances pertaining to Tenant's use of Hazardous Materials to attach to any portion of the Project. On or before the expiration or earlier termination of this Lease, Tenant, at its sole cost and expense, will completely remove from the Project (regardless whether any Hazardous Materials Law requires removal), in compliance with all Hazardous Materials Laws, all Hazardous Materials Tenant causes to be present in, on, under or about the Project. Tenant will not take any remedial action in response to the presence of any Hazardous Materials in on, under or about the Project, nor enter into (or commence negotiations with respect to) any settlement agreement, consent decree or other compromise with respect to any claims relating to or in any way connected with Hazardous Materials in, on, under or about the Project, without first notifying Landlord of Tenant's intention to do so and affording Landlord reasonable opportunity to investigate, appear, intervene and otherwise assert and protect Landlord's interest in the Project. Landlord shall have the right from time to time to inspect the Premises to determine if Tenant is in compliance with this Section 10.2.

         (c) NOTICE OF ACTIONS. Tenant will notify Landlord of any of the following actions affecting Landlord, Tenant or the Project that result from or in any way relate to Tenant's use of the Project immediately after receiving notice of the same: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened under any Hazardous Materials Law; (b) any claim made or threatened by any person relating to damage, contribution, liability, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Material; and (c) any reports made by any person, including Tenant, to any environmental agency relating to any Hazardous Material, including any complaints, notices, warnings or asserted violations. Tenant will also deliver to Landlord, as promptly as possible and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Project or Tenant's use of the Project. Upon Landlord's written request, Tenant will promptly deliver to Landlord documentation acceptable to Landlord reflecting the legal and proper disposal of all Hazardous Materials removed or to be removed from the Premises. All such documentation will list Tenant or its agent as a responsible party and the generator of such Hazardous Materials and will not attribute responsibility for any such Hazardous Materials to Landlord or Landlord's property manager.

         (d) DISCLOSURE AND WARNING OBLIGATIONS. Tenant acknowledges and agrees that all reporting and warning obligations required under Hazardous Materials Laws resulting from or in any way relating to Tenant's use of the Premises or Project are Tenant's sole responsibility, regardless whether the Hazardous Materials Laws permit or require Landlord to report or warn.

         (e) INDEMNIFICATION. Tenant releases and will indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord and Landlord's agents, employees and contractors for, from and against any and all claims, liabilities, damages, losses, costs and expenses whatsoever arising or resulting, in whole or in part, directly or indirectly, from the presence, treatment, storage, transportation, disposal, release or management of Hazardous Materials in, on, under, upon or from the Project (including water tables and atmosphere) that Tenant brings upon, keeps, generates or uses on the Premises or the Project. Tenant's obligations under this Section include, without limitation and whether foreseeable or unforeseeable, (a) the costs of any required or necessary repair, clean-up, detoxification or decontamination of the Project; (b) the costs of implementing any closure, remediation or other required action in connection therewith as stated above; (c) the value of any loss of use and any diminution in value of the Project, and (d) consultants ' fees, experts' fees and response costs. The Tenant's obligations under this section survive the expiration or earlier termination of this Lease. Landlord releases and will indemnify, defend (with counsel reasonably acceptable to Tenant), protect and hold harmless the Tenant and Tenant's agents, employees and contractors for, from and against any and all claims, liabilities, damages, losses, costs and expenses whatsoever arising or resulting, in whole or in part, directly or indirectly, from the presence, treatment, storage, transportation, disposal, release or management of Hazardous Materials in, on, under, upon or from the Project (including water tables and atmosphere) that Landlord brings upon, keeps, generates or uses on the Premises or the Project. Landlord's obligations under this Section include, without limitation and whether foreseeable or unforeseeable, (a) the costs of any required or necessary repair, clean-up, detoxification or decontamination of the Project; (b) the costs of implementing any closure, remediation or other required action in connection therewith as stated above; (c) the value of any loss of use and any diminution in value of the Project, and (d) consultants ' fees, experts' fees and response costs. The Landlord's obligations under this section survive the expiration or earlier termination of this Lease.

         (f) HAZARDOUS MATERIALS REPRESENTATION BY LANDLORD. Landlord represents to Tenant that, to its actual knowledge and except as Landlord has previously disclosed to Tenant, Landlord has not caused the generation, storage or release of Hazardous Materials upon the Premises, except in accordance with Hazardous Materials Laws and prudent industry practices regarding construction of the Premises.

     10.3 SIGNS. The Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering, or direction on any part of the outside of the Building or the Project or visible from the outside of the Premises, the Building or the Project, except as first approved by Landlord or as may be set forth in the Tenant Improvement Plans. Landlord's approval of any proposed sign, picture, advertisement, notice, lettering, or direction shall not be unreasonably withheld, conditioned, or delayed.

                       ARTICLE XI DAMAGE AND DESTRUCTION

     11.1 RECONSTRUCTION. If the "Relevant Space" (which means the Premises, reasonable access to the Premises, or any part of either Building or the Project that provides essential services to the Premises) is damaged or destroyed during the Term, Landlord shall, except as hereinafter provided, diligently repair or rebuild it to substantially the condition in which it existed immediately prior to such damage or destruction. If Landlord is obligated or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration of only those portions of the Premises which were initially provided at Landlord's expense or as part of the original installation by Landlord for Tenant and the repair and/or restoration of other items within the Premises shall be the obligation of the Tenant.

     11.2 RENT ABATEMENT. Rent due and payable hereunder shall be abated proportionately during any period in which, by reason of any such damage or destruction, there is substantial interference with the operation of Tenant's business in the Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with a substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do. If it be determined that continuation of business is not practical pending reconstruction, and if Landlord does not elect to or is unable to provide alternative temporary space for continuation of such business, then Rent due and payable hereunder shall abate, until reconstruction is substantially completed or until business is totally or partially resumed, whichever is the earlier. Tenant shall not be entitled to any claim, compensation or damages for loss in the use in the whole or any part of the Premises (including loss of business) and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     11.3 EXCESSIVE DAMAGE OR DESTRUCTION. If the Relevant Space is damaged or destroyed to the extent that it cannot within Landlord's reasonable discretion, with reasonable diligence, be fully repaired or restored by Landlord (using standard working methods and procedures) within the earlier of (i) one hundred twenty (120) days after the date of the damage or destruction, or (ii) the expiration of the Term hereof, Landlord may terminate this Lease by written notice to Tenant within thirty (30) days of the date of the damage or destruction. If Landlord does not terminate the Lease, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible.

     11.4 UNINSURED CASUALTY. Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the Building, which damage or destruction is not fully covered by the insurance proceeds received by Landlord under the insurance policies required under
Section 7.1 hereinabove, Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of notice to Landlord that said damage or destruction is not so covered. If Landlord does not elect to terminate this Lease, the Lease shall remain in full force and effect and the Building shall be repaired and rebuilt in accordance with the provisions for repair set forth in Section 11.1 hereinabove.

     11.5 WAIVER. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article XI, and to the extent permitted by law, Tenant hereby waives any rights to terminate this Lease pursuant to rights otherwise accorded by law to tenants, except as expressly otherwise provided herein.

     11.6 MORTGAGEE'S RIGHT. Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Building and/or the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made. Upon any termination of this Lease under the provisions hereof, the parties shall be released without further obligation to the other from date possession of the Premises is surrendered to Landlord, except for items which are theretofore accrued and are then unpaid.

     11.7 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary contained in this Article XI, in the event the Premises or the Building are subject to excessive damage (as defined in Section 11.3) during the last twenty-four (24) months of the Term or any applicable extension periods, Landlord may elect to terminate this Lease by written notice to Tenant within thirty (30) days after the date of such damage.

                           ARTICLE XII EMINENT DOMAIN

            In the event the whole of the Premises, Building, Project and/or Common Areas, as the case may be, and/or such part thereof as shall materially interfere with Tenant's use and occupation thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or is sold in lieu of or to prevent such taking, then Tenant shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. In the event the whole of the Premises, Building, Project, and/or Common Areas, as the case may be, or such part thereof as shall substantially interfere with Landlord's use and occupation thereof, or if any access points to adjoining streets, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or is sold in lieu of or to prevent such taking, then Landlord shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Except as provided below, Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant in the Premises. Nothing contained in this Article XII shall be deemed to give Landlord any interest in any separate award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for Tenant's moving expenses. In the event the amount of property or the type of estate taken shall not materially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall promptly proceed to restore the Building to substantially their same condition prior to such partial taking less the portion thereof lost in such condemnation, and the Base Rent shall be proportionately reduced by the time during which, and the portion of the Premises which, Tenant shall have been deprived of possession on account of said taking and restoration.

                              ARTICLE XIII DEFAULT

     13.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" on the part of the Tenant:

         (a) Tenant shall fail to pay on or before the due date any installment of Rent or other payment required pursuant to this Lease within five (5) days after Tenant's receipt of written notice from Landlord of Tenant's failure to make such payment;

         (b) Tenant shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of Rent or other sums of money due hereunder, and such failure is not cured within fifteen (15) days after written notice thereof to Tenant (said notice being in lieu of, and not in addition to, any notice required as a prerequisite to a forcible entry and detainer or similar action for possession of the Premises); provided that if the nature of such cure is such that a longer cure period is necessary, Tenant shall only be in default if Tenant shall have failed to commence such cure within said fifteen
(15) day period and thereafter to have diligently prosecuted such cure to completion;

         (c) Tenant shall file a petition or be adjudged a debtor or bankrupt or insolvent under the United States Bankruptcy Code, as amended, or any similar law or statute of the United States or any State; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such appointment or petition, if involuntary, is not dismissed within sixty (60) days of filing; or

         (d) Tenant shall make an assignment for the benefit of creditors.

     13.2 REMEDIES.

         (a) Upon the occurrence of any Event of Default set forth in this Lease, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant: (i) any unpaid rent which has been earned at the time of such termination plus interest at the rates contemplated by this Lease; plus (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided plus interest at the rates contemplated by this Lease; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) the unamortized balance of the value of any free Rent, tenant improvement costs, commissions and any other monetary concessions provided to Tenant pursuant to this Lease, as amortized over the initial Term of this Lease; plus (v) any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform Tenant's obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, costs to restore the Premises to good condition, costs to remodel, renovate or otherwise prepare the Premises, or portions thereof, for a new tenant, leasing commissions, marketing expenses, attorneys' fees, and free rent, moving allowances and other types of leasing concessions. As used in Subsections 13.2(a) (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Landlord agrees to use its commercially reasonable efforts to mitigate its damages.

         (b) In the event of any such default by Tenant, Landlord shall also have the right with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 13.2(b) shall be construed as an acceptance of a surrender of the Premises or an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

         (c) In the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for the Term of this Lease on terms and conditions as Landlord at its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

         (d) In the event that Landlord shall elect to so relet, the rents received by Landlord from such reletting shall be applied: first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second to the payment of any costs of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residual, if any, shall be held by Landlord and applied to payment of future Rent as the same shall become due and payable hereunder. Should that portion of such rents received from such reletting during the month which is applied to the payment of Rent be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay any such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as is certain, any of the costs and expenses incurred by

Landlord in such reletting or in making such alterations and repairs not covered by the rents received from such reletting.

         (e) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

         (f) In the event that during the term of this Lease, Tenant commits more than two (2) acts or omissions of default for which default notices are given by Landlord pursuant to this Article XIII (whether or not such defaults are cured by Tenant), and if the defaults are material in Landlord's reasonable judgment, Landlord may, at its option, elect to terminate this Lease. Landlord's election to exercise its early termination rights shall be effective only upon written notice delivered to Tenant specifying Landlord's election to cause an early termination of this Lease. Such early termination shall be in effect when such written notice is provided to Tenant. Landlord's right of early termination shall be in addition to all other rights and remedies available to Landlord at law or in equity.

     13.3 LANDLORD'S DEFAULT. Landlord shall not be in default unless Landlord fails to perform its obligations under this Lease within thirty (30) days after written notice by Tenant, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Landlord shall not be in default unless Landlord has failed to commence the cure and diligently pursue the cure to completion. In no event shall Tenant have the remedy to terminate this Lease except upon final adjudication of competent jurisdiction authorizing such default. In no event shall Landlord be liable to Tenant or any person claiming through or under Tenant for consequential, exemplary or punitive damages.

                         ARTICLE XIV FILING OF PETITION

     Landlord and Tenant (as either debtor or debtor-in-possession) agree that if a petition ("Petition") is filed by or against Tenant under any chapter of Title 11 of the United States Code (the "Bankruptcy Code"), the following provisions shall apply:

         (a) Adequate protection for Tenant's obligations accruing after filing of the Petition and before this Lease is rejected or assumed shall be provided within 15 days after filing in the form of a security deposit equal to three months ' Base Rent and Additional Rent and other Lease charges, to be held by the court or an escrow agent approved by Landlord and the court.

         (b) The sum of all amounts payable by Tenant to Landlord under this Lease constitutes reasonable compensation for the occupancy of the Premises by Tenant.

         (c) Tenant or Trustee shall give Landlord at least 30 days written notice of any abandonment of the Premises or any proceeding relating to administrative claims. If Tenant abandons without notice, Tenant or Trustee shall stipulate to entry of an order for relief from stay to permit Landlord to reenter and relet the Premises.

         (d) If Tenant failed to timely and fully perform any of its obligations under this Lease before the filing of the Petition, whether or not Landlord has given Tenant written notice of that failure and whether or not any time period for cure expired before the filing of the Petition, Tenant shall be deemed to have been in default on the date the Petition was filed for all purposes under the Bankruptcy Code.

         (e) For the purposes of Section 365(b)(1) of the Bankruptcy Code, prompt cure of defaults shall mean cure within 30 days after assumption.

         (f) For the purposes of Section 365(b)(1) and 365(f)(2) of the Bankruptcy Code, adequate assurance of future performance of this Lease by Tenant, Trustee or any proposed assignee will require that Tenant, Trustee or the proposed assignee deposit three months of Base Rent and Additional Rent into an escrow fund (to be held by the court or an escrow agent approved by Landlord and the court) as security for such future performance. In addition, if this Lease is to be assigned, adequate assurance of future performance by the proposed assignee shall require that: (i) the assignee have a tangible net worth not less than the net worth of Tenant as of the Commencement Date or that such assignee's performance be unconditionally guaranteed by a person or entity that has a tangible net worth not less than the net worth of Tenant as of the Commencement Date; (ii) the assignee demonstrate that it possesses a history of success in operating a business of similar size and complexity in a similar market as Tenant's business; and (iii) assignee assume in writing all of Tenant's obligations relating to the Premises or this Lease.

         (g) If Tenant or Trustee intends to assume and/or assign this Lease, Tenant or Trustee shall provide Landlord with 30 days written notice of the proposed action, separate from and in addition to any notice provided to all creditors. Notice of a proposed assumption shall state the assurance of prompt cure, compensation for loss and assurance of future performance to be provided to Landlord. Notice of a proposed assignment shall state: (i) the name, address, and federal tax identification and registration numbers of the proposed assignee; (ii) all of the terms and conditions of the proposed assignment, and
(iii) the assignee's proposed adequate assurance of future performance to be provided to Landlord.

         (h) If Tenant is in default under this Lease when the Petition is filed, Landlord shall not be required to provide Tenant or Trustee with services or supplies under this Lease or otherwise before Tenant assumes this Lease, unless Tenant compensates Landlord for such services and supplies in advance.

                      ARTICLE XV ASSIGNMENT AND SUBLETTING

     15.1 PROHIBITION. Tenant shall not assign, mortgage, pledge or otherwise transfer or encumber this Lease, in whole or in part, nor sublet, assign, or permit occupancy by any party other than Tenant of all or any part of the Premises, without the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld, conditioned, or delayed. Tenant shall at the time the Tenant requests the consent of Landlord, deliver to Landlord such information in writing as Landlord may reasonably require respecting the proposed assignee or subtenant including, without limitation, the name, address, nature of business, ownership, financial responsibility and standing of such proposed assignee or subtenant and Landlord shall have not less than twenty (20) business days after receipt of all required information to elect one of the following: (a) consent to such proposed assignment, encumbrance or sublease, or (b) refuse such consent, or (c) elect to terminate this Lease, in the case of a proposed assignment, or elect to terminate the Lease with respect to the portion of the Premises proposed to be subleased, as applicable. Without making a formal request for consent to an assignment or sublease, Tenant may request that Landlord give Tenant its decision whether it intends to enforce the recapture provision in clause (c). Landlord agrees to respond to such request within 20 days after Tenant's request for the decision. In addition, as a condition to Landlord's consent to any assignment, sublease or encumbrance of this Lease shall be the delivery to Landlord of a true copy of the fully executed instrument of assignment, transfer or encumbrance and an agreement executed by the assignee, sublessee or other transferee in form and substance reasonably satisfactory to Landlord and expressly enforceable by Landlord, whereby the assignee assumes and agrees to be bound by the terms and provisions of this Lease and perform all the obligations of Tenant hereunder with respect to the assigned or subleased portion of the Premises. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease, including Tenant's obligation to pay Base Rent and Additional Rent hereunder. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment of subletting. Tenant 's sole remedy for Landlord's refusal to consent to a proposed assignee or sublessee of Tenant will be an action or proceeding for specific performance, injunction or declaratory relief. Tenant shall pay Landlord's reasonable processing costs and attorneys' fees incurred in reviewing any proposed Assignment or sublease.

     15.2 EXCESS RENTAL. If Tenant assigns this Lease or subleases the Premises, Tenant shall pay to Landlord as Additional Rent under this Lease fifty percent (50%) of the Profit on such transaction as herein provided. For purposes of this
Section 15.2, the term "Profit" means the consideration received by Tenant from an assignee or subtenant in excess of the amount Tenant must pay Landlord under this Lease, which amount is to be prorated where a part of the Premises is subleased or assigned. In determining the Profit, the consideration received by Tenant shall be deemed to be reduced by the leasing commissions paid by Tenant, payments attributable to the costs of improvements made to the Premises at Tenant's cost for the assignee or sublessee, and other reasonable, out-of-pocket costs paid by Tenant, such as attorney fees related to Tenant's obtaining an assignee or sublessee, costs of advertising or marketing the space, moving expenses paid by Tenant for the assignee or subtenant, and other economic concessions given by Tenant to the assignee or sublessee. Tenant shall pay fifty percent (50%) of the Profit to Landlord within thirty (30) days after the end of each calendar year during which Tenant collects any Profit.

     15.3 SCOPE. The prohibition against assigning or subletting contained in this Article XV shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned, or if the underlying beneficial interest of Tenant is transferred, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the immediately preceding paragraph, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

     15.4 WAIVER. Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee or failure of Landlord to take action against any assignee or sublease, Tenant hereby agrees that Landlord may, at its option, and upon not less than ten (10) days' notice to Tenant, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

     15.5 CHANGE IN CONTROL. So long as Tenant is not in default of the Lease, Tenant shall have the right to assign this Lease to any corporation or other entity which is controlled by, under the control of, or under common control with Tenant, or any corporation into which Tenant may be merged or consolidated, or which purchases all or substantially all of the assets or stock of Tenant (each an "Affiliate of Tenant"); provided, however, (a) Tenant shall not be released from its obligations under this Lease, (b) Landlord shall be given at least 15 days prior written notice of the assignment, (c) Landlord shall be given a copy of the document effecting the assignment at least 15 days prior to the date on which the assignment shall occur, and (d) from and after the date of the assignment, Tenant shall be jointly and severally liable with the Affiliate of Tenant with respect to all obligations of Tenant under this Lease.

         ARTICLE XVI ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION

     16.1 ESTOPPEL CERTIFICATES. Within ten (10) business days after request therefor by Landlord, or if on any sale, assignment or hypothecation by Landlord of Landlord's interest in the Project and/or the Premises, or any part thereof, an estoppel certificate shall be required from Tenant, Tenant shall deliver a certificate in the form attached hereto as Exhibit D, or in such other form as requested by Landlord, to any proposed mortgagee or purchaser, and to Landlord, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, and that Tenant has no defenses or offsets outstanding, or stating those claimed by Tenant, and any other information contained in such Exhibit D or reasonably requested by Landlord or such proposed mortgagee or purchaser. Tenant's failure to deliver said statement within said period shall, at Landlord's option be an Event of Default hereunder and shall in any event be conclusive upon Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance and Tenant has no right to offset, counterclaim or deduction against Rent hereunder; and (iii) no more than one period's Base Rent has been paid in advance. Landlord agrees that it shall, at any time upon not less than ten days' prior written request from Tenant, execute, acknowledge, and deliver a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (ii) certifying the date to which Rent and other charges are paid in advance, if any, and the amount of any security deposit which has been paid; (iii) acknowledging that there are not, to Landlord's knowledge, any uncured defaults on the part of Tenant, or specifying such defaults, if any are claimed; and (iv) certifying to Tenant correct and reasonably ascertainable facts that are covered by the terms of this Lease. Any such statement may be conclusively relied upon by any prospective purchaser of the Premises, any assignee of this Lease, or any lender or prospective lender.

     16.2 ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by Landlord, its successors or assigns, encumbering the Building, or any part thereof or in the event of termination of a ground lease, if any, and if so requested, attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as Landlord under this Lease; provided, that such purchaser recognizes Tenant's rights under this Lease and agrees not to disturb Tenant's quiet possession of the Premises for so long as Tenant is not in default hereunder.

     16.3 SUBORDINATION. The rights of Tenant hereunder are and shall be, at the election of any mortgagee or the beneficiary of a deed of trust encumbering the Project (or the portion thereof on which the Building is located) and/or Building, subject and subordinate to the lien of such mortgage or deed of trust, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Project (or the portion thereof on which the Building is located) and/or the Building, and to all advances made or hereafter to be made upon the security thereof. If requested, Tenant agrees to execute such documentation as may be reasonably required by Landlord or its lender to further effect the provisions of this Article so long as the holder of the mortgage, deed of trust or other lien at issue agrees not to disturb Tenant's rights under this Lease so long as Tenant is not in default of this Lease.

     16.4 RECORDING. Tenant covenants and agrees with Landlord that Tenant shall not record this Lease. At Tenant's request, Landlord agrees to execute and acknowledge a memorandum of this Lease and deliver such memorandum to Tenant so that Tenant may record the same. Notwithstanding the provisions of Section 16.3, in the event that Landlord or its lender requires this Lease or a memorandum thereof to be recorded in priority to any mortgage, deed of trust or other encumbrance which may now or at any time hereafter affect in whole or in part the Building, the Project (or the portion thereof on which the Building is located), and whether or not any such mortgage, deed of trust or other encumbrance shall affect only the Building, the Project (or the portion thereof on which the Building is located), or shall be a blanket mortgage, deed of trust or encumbrance affecting other premises as well, the Tenant covenants and agrees with Landlord that the Tenant shall execute promptly upon request from Landlord any reasonable certificate, reasonable priority agreement or other reasonable instrument which may from time to time be requested to give effect thereto.

     16.5 SUBORDINATION OF LANDLORD'S LIEN. Landlord agrees to subordinate its landlord's lien on Tenant's personal property to the lien of Tenant's lender if the terms of such subordination are reasonably acceptable to Landlord.

                           ARTICLE XVII MISCELLANEOUS

     17.1 NOTICES. All notices required to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery or nationally recognized courier service, to the appropriate address indicated in Section 1.1(b) or Section 1.1(e), as appropriate, at such street address or street addresses (but not more than three such addresses) as either Landlord or Tenant may, from time to time, respectively, designate in a written notice given to the other. Notices shall be deemed sufficiently served upon the earlier of actual receipt or the expiration of three (3) days after the date of mailing thereof. Tenant agrees to accept service of process for all matters related to this Lease at the Premises.

     17.2 SUCCESSORS BOUND. This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective assignees, subject to the provisions hereof. Whenever in this Lease a reference is made to Landlord, such reference shall be deemed to refer to the person in whom the interest of Landlord shall be vested, and Landlord shall have no obligation hereunder as to any claim arising after the transfer of its interest in the Building. Any successor or assignee of the Tenant who accepts an assignment of the benefit of this Lease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof. Nothing herein contained shall be deemed in any manner to give a right of assignment without the prior written consent of Landlord pursuant to, or otherwise as provided in, Article XV hereof.

     17.3 WAIVER. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver and said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval shall not be deemed to waive or render unnecessary their consent or approval to or of any subsequent similar acts.

     17.4 SUBDIVISION AND EASEMENTS. Landlord reserves the right to: (a) subdivide the Project; (b) alter the boundaries of the Project; and (c) grant easements on the Project and dedicate for public use portions thereof; provided, however, that no such subdivision, alteration of boundaries, grant or dedication shall materially interfere with Tenant's use of the Premises. Tenant hereby consents to such subdivision, boundary revision, and/or grant or dedication of easements and agrees from time to time, at Landlord's request, to execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's consent thereto.

     17.5 LANDLORD'S RESERVED RIGHTS IN COMMON AREAS. Landlord reserves the right from time to time, provided that Tenant's use and enjoyment of, and access to and from, the Premises is not materially and adversely affected thereby, to:
(a) install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduit, wires and appurtenant meters in the Building which are so located or located elsewhere outside the Building; (b) make changes to the Common Areas and/or the parking facilities located thereon, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (c) close temporarily all or any portion of the Common Areas and/or the Building in order to perform any of the foregoing or any of Landlord's obligations under this Lease, so long as reasonable access to the Building remains available during normal business hours; and (d) alter, relocate or expand, and/or to add additional structures and improvements to, or remove same from, all or any portion of the Common Areas or other portions of the Project.

     17.6 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

     17.7 LIMITATION OF LANDLORD'S LIABILITY. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, members, employees or shareholders of Landlord or its partners, and Tenant shall look solely to the Project, and the rents and profits therefrom, for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers, members, employees or shareholders of Landlord or its partners or any of their personal assets for such satisfaction.

     17.8 SURVIVAL. The obligations and liabilities of each party which are incurred or accrue prior to the expiration of this Lease or the termination of this Lease or of Tenant's right of possession shall survive such expiration or termination, as shall all provisions by which a party is to provide defense and indemnity to the other party, all provisions waiving or limiting the liability of Landlord, and all attorneys' fees provisions.

     17.9 ATTORNEYS' FEES. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease or in the event suit is brought for the recovery of any Rent due under this Lease or the breach of any covenant or condition of this Lease, or for the restitution of the Premises to Landlord and/or eviction of Tenant during the Term of this Lease, or after the expiration thereof, the substantially prevailing party will be entitled to a reasonable sum for attorneys' fees, witness fees and other court costs, both at trial and on appeal.

     17.10 CAPTIONS AND ARTICLE NUMBERS. The captions, article, paragraph and section numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

     17.11 SEVERABILITY. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     17.12 APPLICABLE LAW. This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the state in which the Building is located.

     17.13 SUBMISSION OF LEASE. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of or option for leasing the Premises. This document shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.

     17.14 HOLDING OVER. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease without Landlord's prior written consent, such holding over shall constitute and be construed as tenancy at sufferance only, at a monthly rent equal to one hundred fifty percent (150%) of the Base Rent owed during the final month of the Term of this Lease and otherwise upon the terms and conditions in the Lease, so far as applicable. Should Tenant, or any of its successors in interest, hold over the Premises or any part thereof after the expiration or earlier termination of this Lease with Landlord's prior written consent, such holding over shall constitute and be construed as a tenancy from month to month only, at a fair market monthly rent as agreed by Landlord and Tenant and otherwise upon the terms and conditions of this Lease, so far as applicable. The acceptance by Landlord of Rent after such expiration or early termination shall not result in a renewal or extension of this Lease. The foregoing provisions of this Section 17.14 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises on the expiration of this Lease and/or to remove all Tenant's fixtures and/or personal property pursuant to Section 9.1 hereof, Tenant shall indemnify and hold Landlord harmless for, from and against all claims, damages, loss or liability, including without limitation, any claim made by any succeeding tenant resulting from such failure to surrender by Tenant and any attorneys' fees and costs incurred by Landlord with respect to any such claim.

     17.15 RULES AND REGULATIONS. At all times during the Term, Tenant shall comply with Rules and Regulations for the Building and the Project, as set forth in Exhibit E attached hereto, together with such amendments thereto as Landlord may from time to time reasonably adopt and enforce in a non-discriminatory fashion; provided that:

         (a) Tenant is given fifteen (15) days' advance notice of such modifications or new rules and regulations; and

         (b) Such modifications or new rules and regulations are (i) for the safety, care, order and cleanliness of the Project, (ii) do not unreasonably and materially interfere with Tenant's conduct of its business or

Tenant's use and enjoyment of or its access to the Premises, or (iii) are of the type customarily imposed for similar buildings.

If a Rule or Regulation conflicts with or is inconsistent with any Lease provision, the Lease provision controls. Landlord agrees not to enforce the Rules and Regulations in a discriminatory fashion.

     17.16 PARKING. Unless Tenant is in default hereunder, Tenant shall be entitled to the number of unreserved vehicle parking spaces designated in
Section 1.1(q) hereof for the non-exclusive use of Tenant, its employees, visitors and customers. All parking spaces shall be available for the common use of the tenants, subtenants and invitees of the Project on a non-exclusive basis, subject to any reasonable restrictions from time to time imposed by Landlord. Tenant shall not use or permit its officers, employees or invitees to use more than the number of spaces designated in Section 1.1(q) or any spaces which have been specifically reserved by Landlord to other tenants or for such other uses as have been designated by appropriate governmental entities as being restricted to certain uses. Tenant shall at all times comply and cause its officers, employees and invitees to comply with any parking Rules and Regulations as Landlord may from time to time reasonably adopt.

     17.17 NO NUISANCE. Tenant shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disrupt any other tenant or Landlord in its operation of the Building or Project.

     17.18 BROKER; AGENCY DISCLOSURE. Landlord has not engaged any real estate broker or agent in connection with this Lease. Tenant has entered into an agreement with Colliers International ("Colliers") pursuant to which Colliers has advised Tenant. Tenant is responsible for the payment of all fees and commissions to Colliers in connection with this Lease. Landlord has no responsibility for any such fees or commissions. Tenant shall indemnify and hold harmless Landlord from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's discussions, negotiations and/or dealings with Colliers, whose fee shall be paid by Tenant.

     17.19 LANDLORD'S RIGHT TO PERFORM. Upon Tenant's failure to perform any obligation of Tenant hereunder after notice from Landlord pursuant to Section
13.1 above, including without limitation, payment of Tenant's insurance premiums and charges of contractors who have supplied materials or labor to the Premises. Landlord shall have the right to perform such obligation of Tenant on behalf of Tenant and/or to make payment on behalf of Tenant to such parties. Tenant shall reimburse Landlord the reasonable cost of Landlord's performing such obligation on Tenant's behalf, including reimbursement of any amounts that may be expended by Landlord, plus interest at the Default Rate, as Additional Rent.

     17.20 ASSIGNMENT BY LANDLORD. In the event of a sale, conveyance, or other transfer by Landlord of the Building, the Project, or portion thereof on which the Building is located, or in the event of an assignment of this Lease by Landlord, the same shall operate to release Landlord from any further liability upon any of the covenants or conditions, express or implied, herein contained on the part of Landlord, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising out of this Lease from and after the effective date of said release. In such event, Tenant agrees to look solely to the successor in interest of Landlord with respect to liabilities accruing after the date of such sale, conveyance, transfer, or assignment. If any Security Deposit is given by Tenant to secure performance of Tenant's covenants hereunder, Landlord shall transfer such Security Deposit to any purchaser and thereupon Landlord shall be discharged from any further liability in reference thereto. Notwithstanding anything in this Lease to the contrary, however, (i) in no event shall Landlord's lender, who may have succeeded to the interest of Landlord by foreclosure, deed in lieu of foreclosure, or any other means, have any liability for any obligation of Landlord to protect, defend, indemnify or hold harmless Tenant or any other person or entity except for those matters arising from the lender's breach of the terms of this Lease after the date of such foreclosure, deed in lieu of foreclosure or any other means, and (ii) such succeeding lender shall have no liability for any representations or warranties of the Landlord contained herein except for those matters arising from the lender's breach of the terms of this Lease after the date of such foreclosure, deed in lieu of foreclosure or any other means.

     17.21 ENTIRE AGREEMENT. This Lease sets forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Building and the Project, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between Landlord and Tenant other than as are herein set forth. No subsequent alteration, amendment, change or addition to the Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

     17.22 FINANCIAL COVENANTS. If Tenant is not a publicly traded company with its financial information readily available to the public on the Internet, at Landlord's request, Tenant shall provide Landlord with current annual audited financial statements and quarterly unaudited financial statements (all such statements shall be prepared in compliance with GAAP standards) setting forth Tenant's financial condition.

     17.23 CONSENTS. Whenever the approval or consent of Landlord or Tenant is required under the terms of this Lease, such consent shall not be unreasonably withheld or delayed unless a different standard of approval is specifically set forth in the particular Section containing that particular consent requirement.

     17.24 EXHIBITS. Exhibits A through E are attached to this Lease after the signatures and by this reference incorporated herein.

     17.25 TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

     17.26 AUTHORITY TO BIND LANDLORD. The individuals signing this Lease on behalf of Landlord hereby represent and warrant that they are empowered and duly authorized to bind Landlord to this Lease.

     17.27 AUTHORITY TO BIND TENANT. The individuals signing this Lease on behalf of Tenant hereby represent and warrant that they are empowered and duly authorized to bind Tenant to this Lease.

     17.28 INTERPRETATION. The parties hereto specifically acknowledge and agree that the terms of this Lease have been mutually negotiated and the parties hereby specifically waive the rule or principle of contract construction which provides that any ambiguity in any term or provision of a contract will be interpreted or resolved against the party which drafted such term or provision.

     17.29 EXCUSED DELAYS. Except as otherwise set forth in this Section 17.30, neither party shall have liability to the other on account of the following acts (each of which is an "Excused Delay" and jointly all of which are "Excused Delays")" which shall include: (a) the inability to fulfill, or delay in fulfilling, any obligations under this Lease by reason of strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, preemption or priorities or other controls; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water; or (e) for any other reason, whether similar or dissimilar to the above, or for act of God beyond a party's reasonable control. If this Lease specifies a time period for performance of an obligation of a party, that time period shall be extended by the period of any delay in the party's performance caused by any of the events of Excused Delay described herein; provided, that notwithstanding anything to the contrary above, no payment of money (whether as Base Rent, Tenant's Share of Operating Expenses, or any other payment due under this Lease) shall be postponed, delayed or forgiven by reason of any of the foregoing events of Excused Delay.

     17.30 QUIET ENJOYMENT. Until such time as this Lease has expired or been terminated pursuant to this Lease, Tenant shall peaceably and quietly have, hold, and enjoy the Premises for the Term of this Lease without hindrance or disturbance by anyone. Landlord will defend Tenant's right to quiet enjoyment of the Premises from the lawful claims of all persons claiming through Landlord during the Term of the Lease.

     17.31 LANDLORD'S REPRESENTATIONS AND WARRANTIES. Landlord represents and warrants as follows:

         (a) Landlord has received no written notice of any liens to be assessed against the Premises, Buildings, or Project;

         (b) Landlord has received no written notice or any current violation of any laws relating to the Premises, Buildings, or Project;

         (c) The execution, delivery, and performance of this Lease by Landlord will not result in any breach of, or constitute any default under, or result in the imposition of any lien or encumbrance on the Premises under any agreement or other instrument to which Landlord is a party or by which Landlord or the Premises might be bound;

         (d) To the best of Landlord's actual knowledge, there are no legal actions, suits, or other legal or administrative proceedings, including condemnation cases, pending or threatened, against the Premises, and Landlord is not aware of any fact that might result in any such action, suit, or other proceeding.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

"Landlord"                                 "Tenant"

SCHNITZER INVESTMENT CORP.                 SCHNITZER STEEL INDUSTRIES, INC.


By:         /s/ K. Novack                  By:     /s/ R. Philip
   ------------------------------------        ---------------------------------
Its:        CEO                            Its:         CEO
   ------------------------------------        ---------------------------------

                                    EXHIBIT A

                                PROJECT SITE PLAN

                                    EXHIBIT B

                                   FLOOR PLAN

                                    EXHIBIT C

                               LEASE CONFIRMATION

            This Lease Confirmation is made ________________, 20__, by __________________________________, a _______________________________
("Tenant"), who agree as follows:

            1. Landlord and Tenant entered into a lease dated _______________, 20__, in which Landlord leased to Tenant and Tenant leased from Landlord the premises described in Section 2.1 of said Lease ("Premises"). All capitalized terms herein are as defined in the Lease.

            2. Pursuant to the Lease, Landlord and Tenant agreed to and do hereby confirm the following matters as of the Commencement of the Term:

            a. _____________________, 20__ is the Commencement Date of the Term of the Lease;

            b. _____________________, 20___ is the expiration date of the Term of the Lease;

            c. The initial Base Rent under the Lease, subject to adjustments as provided in the Lease, is $________________________.

            3. Tenant confirms that:

                 a. It has accepted possession of the Premises as provided in the Lease;

                 b. The improvements required to be furnished by Landlord under the Lease have been furnished (subject to any corrective work or punch-list items of which Tenant has notified Landlord in accordance with the Lease);

                 c. Landlord has fulfilled all its duties of an inducement nature;

                 d. The Lease is in full force and effect and has not been modified, altered, or amended, except as follows:

                    _________________________________________________________

                    _______________________________________________; and

                 e. There are no setoffs or credits against Rent, and no Security Deposit or prepaid rent has been paid except as provided by the Lease.

            4. The provisions of this Lease Confirmation shall inure to the benefit, or bind, as the case may require, the parties and their respective successors and assigns, subject to the restrictions on assignment and subleasing contained in the Lease.

                                       Initials

                                       Landlord: _________________
                                       Tenant: ___________________

                                    EXHIBIT D

                              ESTOPPEL CERTIFICATE

_____________________
_____________________
_____________________

            Re: Lease dated __________, 2___ ("Lease") by and between ______________________________ ("Landlord"), and _______________________________
("Tenant")

            Ladies and Gentlemen:

            Reference is made to the above-described Lease in which the undersigned is the Tenant. We understand that you are accepting an assignment of Landlord's rights under the Lease as _________________________________, and we hereby, as a material inducement for you to consummate the transaction, represent that:

            1. There are no modifications amendments, supplements, arrangements, side letters or understandings, oral or written, of any sort, modifying, amending, altering, supplementing or changing the terms of the Lease, except for those attached to this Certificate.

            2. The Lease is in full force and effect, and the Lease has been duly executed and delivered by, and is a binding obligation of, the Tenant as set forth therein.

            3. The undersigned acknowledges (a) that rent on the Lease has been paid up to and including _____________, 2___ (b) that monthly rent during the _________________ (_______) years of the term of the Lease is $______________
per month, and (c) that rent has not been paid for any period after ____________, 2___ and shall not, except for any Prepaid Rent as specified in the Lease, be paid for a period in excess of one (1) month in advance.

            4. To the current knowledge of the undersigned, the improvements on the Building are free from defects in design, materials and workmanship and the improvements meet all governmental requirements, including, but not limited to, zoning and environmental requirements.

            5. To the current knowledge of the undersigned, the Lease is not in default, and Landlord has performed the obligations required to be preformed by Landlord under the terms thereof through the date hereof.

            Dated: _________________, 2___.



Very truly yours,

"Tenant"
_________________________
_________________________


By:_______________________
Its:_______________________

                                    EXHIBIT E

                          OFFICE RULES AND REGULATIONS

            1. SIGN. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building, the Premises or the surrounding area without the written consent of the Landlord being first obtained. If such consent is given by Landlord, Landlord may regulate the manner of display of the sign, placard, picture, advertisement, name or notice. Landlord shall have the right to remove any sign, placard, picture, advertisement, name or notice which has not been approved by Landlord or is being displayed in a non-approved manner without notice to and at the expense of the Tenant. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside of the Premises.

            2. DIRECTORY. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants and Landlord reserves the right to exclude any other names therefrom.

            3. ACCESS. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, exits, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control thereof and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants; provided, however, that nothing herein contained shall be construed to prevent access by persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall go upon the roof of the Building.

            4. LOCKS. Tenant shall not alter any lock or install any new additional locks or any bolts on any door of the Premises without the written consent of Landlord.

            5. RESTROOMS. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant who, or whose employees, sublessees, assignees, agents, licensees, or invitees shall have caused it.

            6. NO DEFACING PREMISES. Tenant shall not overload the floor of the Premises, shall not mark on or drive nails, screw or drill into the partitions, woodwork or plaster (except as may be incidental to the hanging of wall decorations), and shall not in any way deface the Premises or any part thereof.

            7. SAFES AND HEAVY EQUIPMENT. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the times and manner of moving all heavy equipment in and out of the Building. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any Premises or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards. Elevators must be padded while moving freight via the elevators. All such heavy equipment shall be subject to the requirements of Rule 25 below.

            8. NUISANCE. Tenant shall not use, keep or permit to be used or kept any noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of excessive noise, odors and/or vibrations, or unreasonably interfere in any way with other tenants or those having business in the Building. No animals or birds shall be brought in or kept in or about the Premises or the Building. No Tenant shall make or permit to be made any unreasonably disturbing noises or unreasonably disturb or interfere with occupants of this or neighboring Buildings or Premises, or with those having business with such occupants by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors or down the passageways.

            9. PERMITTED USE. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Tenant shall occupy or permit any portion of its Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop except with prior written consent of Landlord. No Tenant shall advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for illegal purposes.

            10. HAZARDOUS SUBSTANCES. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or any Hazardous Materials as defined in Section 10.2 of the Lease or use any method of heating or air conditioning other than that supplied by Landlord.

            11. TELEPHONES. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for or stringing of wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

            12. KEYS. All keys to the Building, Premises, rooms and toilet rooms shall be obtained from Landlord's office and Tenant shall not from any other source duplicate or obtain keys or have keys made. The Tenant, upon termination of the tenancy, shall deliver to the Landlord the keys to the Building, Premises, rooms and toilet rooms which shall have been furnished and shall pay the Landlord the cost of replacing any lost key or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

            13. FLOOR COVERING. No Tenant shall lay linoleum, tile, carpet or other similar floor coverings so that the same shall be affixed to the floor or the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, agents, sublessees, licensees, employees or invitees, the floor covering shall have been laid.

            14. BUILDING CLOSURE. During all hours on legal holidays and such other times as reasonably determined by Landlord from time to time, access to the Building or to the halls, corridors, or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to any person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of the Building and property located therein. Anything to the foregoing notwithstanding, Landlord shall have no duty to provide security protection for the Building at any time or to monitor access thereto.

            15. PREMISES CLOSURE. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and that all water faucets, and water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building. Tenant shall be responsible for any damage to the Building or other tenants caused by a failure to comply with this rule. Tenant shall at all times keep the perimeter doors and windows to the Premises closed.

            16. DISORDERLY CONDUCT. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

            17. TENANT REQUESTS. Any requests of Tenant will be considered only upon application at the office of the Landlord. Employees of Landlord shall not be requested to perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.

            18. VENDING MACHINES. No vending machine shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

            19. BUILDING NAME AND ADDRESS. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building of which the Premises are a part.

            20. EMERGENCY REGULATIONS. Tenant agrees that it shall comply with all emergency regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the names of a designated responsible employee to represent Tenant in all matters pertaining to emergency regulations.

            21. TENANT ADVERTISING. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promotion or advertising the business of Tenant except as Tenant's address.

            22. EMERGENCY INFORMATION. Tenant must provide Landlord with names and telephone numbers to contact in case of emergency. Tenant must fill out a tenant emergency information sheet and return it to Landlord's office within three (3) days of occupancy.

            23. INSTALLATION OF BURGLAR AND INFORMATIONAL SERVICES. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

            24. FLOOR LOADS. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot, which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

            25. ENERGY CONSERVATION. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed.

            26. NO ANTENNAS. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

            27. NO SOLICITING. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

            28. PROHIBITED USES. The Premises shall not be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that use by Tenant of Underwriters Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

            29. ENFORCEMENT OF RULES. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other Tenant but no such waiver by Landlord shall be construed as a waiver of such

Rules and Regulations in favor of Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

            30. LEASE. These Rules and Regulations are in addition to, and are made a part of, the terms, covenants, agreements and conditions of Tenant's Lease of its Premises in the Building.

            31. ADDITIONAL RULES. Landlord reserves the right to make such other Rules and Regulations or amendments hereto as, in its reasonable judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

            32. OBSERVANCE OF RULES. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, licensees, sublessees, assigns, and invitees.

            33. MAINTENANCE OF FIRE EXTINGUISHERS. Tenant shall maintain in the Premises during the entire Lease Term, not less than the minimum number of fire extinguishers required by law and Tenant shall inspect all such fire extinguishers not less frequently than once each month to assure that the same are fully charged and in good operational condition. Annually the Tenant shall have all fire extinguishers inspected by an authorized and qualified inspector who shall certify that each such fire extinguisher complies with all applicable requirements of the NFPA. If any such fire extinguishers fail to obtain such certification, then within three (3) business days after such failure such fire extinguishers shall be replaced, or repaired, and re-inspected and a certification shall be issued certifying that all such fire extinguishers comply with all applicable requirements of the NFPA.

            34. EMERGENCY. In the event of a fire or other emergency threatening property or health and safety, Tenant shall immediately notify the appropriate emergency response officials and Landlord of such emergency.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE I      DEFINITIONS.....................................................1
         1.1   Defined Terms...................................................1

ARTICLE II     PREMISES AND COMMON AREAS LEASED................................2
         2.1   Premises........................................................2
         2.2   Common Areas....................................................3

ARTICLE III    IMPROVEMENTS....................................................3
         3.1   Construction of Premises........................................3
         3.2   Continuance of Current Lease During Construction of
               Tenant Improvements.............................................4

ARTICLE IV     TERM............................................................4
         4.1   Initial Term....................................................4
         4.2   Notice of Commencement Date.....................................4
         4.3   Option to Extend................................................4

ARTICLE V      RENT............................................................5
         5.1   Base Rent.......................................................5
         5.2   Additional Rent.................................................6
         5.3   Late Payment....................................................6
         5.4   Security Deposit.  Intentionally deleted........................6

ARTICLE VI     ADDITIONAL RENT AND CHARGES.....................................6
         6.1   Operating Expenses..............................................6
         6.2   Adjustments....................................................11
         6.3   Tenant's Personal Property Taxes...............................11

ARTICLE VII    INSURANCE......................................................11
         7.1   Landlord's Insurance...........................................11
         7.2   Tenant's Public Liability......................................12
         7.3   Tenant's Property and Other Insurance..........................12
         7.4   Form of Insurance/Certificates.................................12
         7.5   Tenant's Failure...............................................12
         7.6   Waiver of Subrogation..........................................13
         7.7   Tenant's Properties and Fixtures...............................13
         7.8   Indemnification................................................13
         7.9   Damage to Tenant's Property....................................14

ARTICLE VIII   REPAIRS AND MAINTENANCE........................................14
         8.1   Landlord Repairs and Maintenance...............................14
         8.2   Utilities and Services.........................................14
         8.3   Tenant Repairs and Maintenance.................................15
         8.4   Non-liability of Landlord......................................15
         8.5   Inspection of Premises.........................................15
         8.6   Access by Tenant...............................................15

ARTICLE IX     FIXTURES, PERSONAL PROPERTY AND ALTERATIONS....................15
         9.1   Fixtures and Personal Property.................................15
         9.2   Alterations....................................................16
         9.3   Liens..........................................................16

ARTICLE X      USE AND COMPLIANCE WITH LAWS...................................17
         10.1  General Use and Compliance with Laws...........................17
         10.2  Hazardous Materials............................................17
         10.3  Signs..........................................................19

ARTICLE XI     DAMAGE AND DESTRUCTION.........................................19
         11.1  Reconstruction.................................................19
         11.2  Rent Abatement.................................................19
         11.3  Excessive Damage or Destruction................................19
         11.4  Uninsured Casualty.............................................19
         11.5  Waiver.........................................................19
         11.6  Mortgagee's Right..............................................20
         11.7  Damage Near End of Term........................................20

ARTICLE XII    EMINENT DOMAIN.................................................20

ARTICLE XIII   DEFAULT........................................................20
         13.1  Events of Default..............................................20
         13.2  Remedies.......................................................21
         13.3  Landlord's Default.............................................22

ARTICLE XIV    FILING OF PETITION.............................................22

ARTICLE XV     ASSIGNMENT AND SUBLETTING......................................23
         15.1  Prohibition....................................................23
         15.2  Excess Rental..................................................24
         15.3  Scope..........................................................24
         15.4  Waiver.........................................................24
         15.5  Change in Control..............................................24

ARTICLE XVI    ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION.............24
         16.1  Estoppel Certificates..........................................24
         16.2  Attornment.....................................................25
         16.3  Subordination..................................................25
         16.4  Recording......................................................25
         16.5  Subordination of Landlord's Lien...............................25

ARTICLE XVII   MISCELLANEOUS..................................................25
         17.1  Notices........................................................25
         17.2  Successors Bound...............................................26
         17.3  Waiver.........................................................26
         17.4  Subdivision and Easements......................................26
         17.5  Landlord's Reserved Rights in Common Areas.....................26
         17.6  Accord and Satisfaction........................................26
         17.7  Limitation of Landlord's Liability.............................26
         17.8  Survival.......................................................26
         17.9  Attorneys' Fees................................................27
         17.10 Captions and Article Numbers...................................27
         17.11 Severability...................................................27

         17.12 Applicable Law.................................................27
         17.13 Submission of Lease............................................27
         17.14 Holding Over...................................................27
         17.15 Rules and Regulations..........................................27
         17.16 Parking........................................................28
         17.17 No Nuisance....................................................28
         17.18 Broker; Agency Disclosure......................................28
         17.19 Landlord's Right to Perform....................................28
         17.20 Assignment by Landlord.........................................28
         17.21 Entire Agreement...............................................29
         17.22 Financial Covenants............................................29
         17.23 Consents.......................................................29
         17.24 Exhibits.......................................................29
         17.25 Time...........................................................29
         17.26 Authority to Bind Landlord.....................................29
         17.27 Authority to Bind Tenant.......................................29
         17.28 Interpretation.................................................29
         17.29 Excused Delays.................................................29
         17.30 Quiet Enjoyment................................................29
         17.31 Landlord's Representations and Warranties......................29